Exhibit 10.1
YARN PURCHASE AGREEMENT by
and between Hanesbrands Inc.
and
Unifi Manufacturing, Inc.

YARN PURCHASE AGREEMENT
This Yarn Purchase Agreement (this “Agreement”) is made and entered into as of the 6th day of November, 2009 (the “Effective Date”), by and between Hanesbrands Inc., a Maryland Corporation with a principal place of business located at 1000 E. Hanes Mill Rd., Winston-Salem, N.C. (“Buyer” or “HBI”), and Unifi Manufacturing, Inc., North Carolina corporation with a principal place of business located at 7201 West Friendly Avenue, Greensboro, North Carolina 27410 (“Supplier” or “UMI”).
ARTICLE I
RECITALS
A. Supplier produces the high quality textured nylon and polyester yarns and various covered yarns referenced within Exhibits A-1, A-2 and A-3 attached hereto and incorporated herein by this reference as well as various other textile products. Throughout this Agreement the term “Yarns” shall be defined so as to include all such yarns set forth on Exhibits A-1, A-2 and A-3, (all hereinafter collectively referred to as “Yarns”);
B. Buyer and its affiliates, (which may include certain business operations or entities controlled or owned via the shareholdings of Buyer such as its subsidiaries, branches, joint ventures, holding companies and similarly situated operating units), use the Yarns in the manufacture of apparel products and historically have purchased certain of such Yarns from Supplier; and,
C. Buyer and Supplier have negotiated mutually beneficial arrangements for Supplier to manufacture for Buyer, and for Buyer to procure from Supplier, certain of Buyer’s requirements of Yarns as set forth hereafter.
NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE II
PURCHASES
2.1 Purchases. Supplier agrees that, during the Term as defined in Article VIII below, it will provide Yarns to Buyer for its direct manufacturing needs in accordance with the terms and conditions of this Agreement and Buyer’s Purchase Orders (as provided for in Section 4.2) for the production of Yarns in accordance with HBI specifications and in the quantities specified herein and as contained in Buyer’s Purchase Orders.

2.2 Buyer’s Minimum Commitment. Buyer shall purchase from Supplier “[Confidential]*” of products that Supplier is capable of producing pursuant to the terms of this Agreement. Specifically, Buyer’s “[Confidential]*” shall be communicated to Supplier periodically from Buyer during the Term of this Agreement. Additionally, Supplier agrees to use commercially reasonable efforts to ensure that Buyer receives a consistent supply of Yarns in the volume amounts that Buyer requests and as may be mutually agreed upon with Supplier, in accordance with the terms of this Agreement.
2.3 Designated Representatives. In order to facilitate the orderly and informed performance by the parties of their respective obligations hereunder, which include the timely provision of certain notices and other information from time to time, each of Buyer and Supplier has designated certain of its personnel as the person or persons to receive such information or to perform certain actions under this Agreement on its behalf. These personnel are referred to herein as “Designated Representatives” of such parties. A list of each of Buyer’s and Supplier’s respective Designated Representatives is set forth on Exhibit B attached hereto (each, a “Designated Representative”). Either party may make changes to its list by providing written notice thereof to the other party pursuant to Article 10.4. Moreover, each party may delegate certain routine or other communications duties to subordinates who shall be authorized to communicate on behalf of the party with the other party, until notice of rescission of such authority is given to the other party.
ARTICLE III
PRICES; TERMS OF PAYMENT
3.1 Purchase Price. For Yarns sold and delivered by Supplier hereunder, and subject to the terms and conditions of this Agreement, Buyer will pay to Supplier a purchase price determined in accordance with Exhibits A-1, A-2 and A-3 attached hereto and incorporated herein by this reference (the “Purchase Price”).
     (a) In accordance with Exhibits A-1, A-2 and A-3 the Purchase Price for the Yarns shall be “[Confidential]*” shown on Exhibits A-1, A-2 and A-3 for the applicable Yarns, or in the alternative, Exhibits A-1, A-2 and A-3 shall contain the final finished Purchase Price for the applicable Yarns wherein Supplier has not engaged in “[Confidential]*” for said Yarns SKU. For covered yarn Yarns that incorporate textured yarn, the Purchase Price shall equal “[Confidential]*” for such covered yarn Yarns.
     (b) Buyer shall pay any and all sales and use taxes levied in connection with the sale and delivery of the Contract Products hereunder, and none of such taxes are included in the Purchase Price. It is anticipated that Supplier will produce certain Yarns in El Salvador or otherwise in Central America. At the present time there are no known customs, duties or similar costs assessed by El Salvador and consequently, no such amounts are included in the Purchase Price of Yarns set forth on Exhibits A-1, A-2 and A-3. Additionally, Supplier shall procure

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Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

warehouse space for finished goods in “[Confidential]*” within 120 days from the Effective Date of this Agreement to supply Buyer’s needs there. In the event that governmental changes impose such costs at either location, then the Purchase Price of all affected Yarns shall be adjusted accordingly.
     (c) As set forth on Exhibit A-4 hereto, Raw Material Price for the Yarns shall be adjusted from time to time, upon not less than then (10) days written notice by Supplier to the Designated Representative of Buyer, based upon actual changes in the price of the raw materials in accordance with Exhibit A-4; provided, however, that Supplier shall notify Buyer as soon as reasonably possible of any change in a Raw Material Price of which it becomes aware. The Raw Material Price will be determined on a “first in, first out” basis of the raw materials purchased by Supplier for production of Yarns and the timing of the resultant Yarns Price adjustment will be made so that neither party is materially advantaged or disadvantaged.
     (d) The “[Confidential]*” set forth on Exhibit A-1 shall continue in effect until adjusted in accordance with the parameters contained within Exhibit A-4.
3.2 Raw Materials
     (a) HBI may, from time to time at HBI’s option, direct Supplier to certain vendors in connection with the purchase of raw materials for production of the Yarns. In such event, Supplier will purchase raw materials for the production of the Yarns from the suppliers specified by HBI. To the extent possible and commercially reasonable, Supplier and Buyer shall arrange for Supplier to purchase such raw materials on terms that provide that the seller of such raw materials will bear all costs and risks involved in delivering the raw materials to Supplier’s facility, including, where applicable, any customs, duties, taxes and other charges. Buyer shall be entitled to any Buyer-negotiated rebates issued by such supplier with respect to such raw materials, and Supplier agrees to provide such documentations with respect to purchases of raw materials as Buyer may reasonably request in order to enable Buyer to calculate and apply for (and/or collect) such rebates, including, but not limited to, a monthly report detailing the supplier, product and fiber content information for all purchases hereunder.
     (b) From time to time, Supplier may inform Buyer of alternative sources of raw materials that could result in a reduction to the then-current Raw Material Price. Supplier shall provide such information to Buyer about proposed alternative sources as Buyer may request, which may include, such samples of the proposed raw materials available from such source as the parties may agree.

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Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

3.3 Payment Terms. Yarns sold to Buyer under this Agreement shall be sold on “[Confidential]*” Buyer’s manufacturing or distribution facility as may be applicable, subject however to the following conditions:
     (a) Buyer shall pay all invoices in a timely manner;
     (b) Buyer maintains a corporate credit rating of B1 (Moody’s) and/or S&P B+;
     (c) no default occurs under any material term of Buyer’s debt agreements, including, but not limited to, its quarterly financial covenants;
     (d) there are no disclosures in Buyer’s SEC filings that Buyer likely will be in violation of any debt covenants;
     (e) Buyer pays all invoices via ACH; and
     (f) “[Confidential]*”
If Buyer fails to meet any one or more of the foregoing conditions at any time during the continuation of this Agreement, then, a “[Confidential]*” will commence allowing both parties an opportunity to discuss any of the foregoing conditions. If Supplier is not satisfied following this review period, then, until such condition has been met by Buyer, payment terms shall be “[Confidential]*”.
ARTICLE IV
SUPPLIER MANAGED INVENTORY (“SMI”)
4.1 SMI Program. As mutually agreed between Buyer and Supplier regarding specific Yarns, Supplier shall manage its inventory of Yarns available for purchase by Buyer in accordance with the terms and conditions of the Supplier Managed Inventory (“SMI”) Agreement, hereafter “SMI” (as may be modified by the Parties from time to time), the agreed upon form of which is attached hereto as designated Exhibit C and incorporated herein by this reference.
4.2 Purchase Orders. Purchase Orders (which shall be considered as firm commitments) will be placed periodically by Buyer for its Yarns requirements in a form substantially similar to the sample Purchase Order attached hereto as Exhibit E and incorporated herein by this reference. Each purchase order will include all Yarns that shall be purchased by Buyer during the applicable week. All Purchase Orders which meet the terms and conditions of this Agreement shall be accepted by Supplier.
4.3 Resolution of Conflict with This Agreement. In case of a conflict between (a) on the one hand, any of the terms or conditions contained in any Purchase Order, or in any acknowledgment

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Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

by Supplier of any such Purchase Order, or in any standard term and/or condition of purchase or sale, or any other form used by Supplier or Buyer, and (b) on the other hand, any of the terms or conditions set forth in this Agreement; then in any such instance the terms and conditions of this Agreement shall control. No additional terms or conditions of sale other than those contained in this Agreement shall be effective to the purchase of Yarns unless approved in writing by a Designated Representative of both Supplier and Buyer.
4.4 Termination. The SMI shall terminate at such time as this Agreement terminates, subject to the SMI end of contract provisions and any other obligations of either party that shall survive termination of the SMI or this Agreement.
ARTICLE V
DELIVERY
5.1 Shipping, Title and Risk of Loss. All Yarns manufactured hereunder shall be delivered to Buyer at Buyer’s shipping dock, unless other transportation arrangements have been made by Buyer and Supplier. Title and risk of loss to all Yarns sold hereunder shall pass from Supplier to Buyer, free and clear of all claims, liens, charges, security interests, community property interests and encumbrances (collectively, “Liens”), upon such delivery at Buyer’s shipping dock.
5.2 Loading and Handling. This provision deleted as shipping is “[Confidential]*”.
5.3 Modifications. Buyer may request modification or amendment of the shipping instructions at any time, with respect to any Yarns covered thereby but not yet shipped, by written notice to a Designated Representative of Supplier. Supplier shall use commercially reasonable efforts to comply with such request.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH LAWS
6.1 Representations, Warranties and Agreements of Supplier. Supplier represents and warrants to and agrees with Buyer that:
     (a) Supplier is a corporation duly organized, validly subsisting or existing and in good standing under the laws of the State of North Carolina. Supplier is duly qualified or licensed to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Supplier has the full right, power and authority to enter into and perform its obligations under this Agreement and to conduct its business as now conducted and hereafter contemplated to be conducted and is in compliance with its Articles of Incorporation and Bylaws;

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Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

     (b) Supplier has all necessary experience, qualifications, expertise, authority, licenses, permits and governmental approvals to enter into this Agreement and to perform its obligations under this Agreement;
     (c) This Agreement has been duly executed and delivered by Supplier and constitutes a legal, valid and binding obligation of Supplier, enforceable against Supplier in accordance with its terms;
     (d) The execution, delivery and performance of this Agreement and all instruments and documents to be delivered by Supplier are within Supplier’s corporate power and have been duly authorized by all necessary or proper action, including the consent of its Board of Directors, if required; do not and will not contravene any provisions of the Supplier’s Articles of Incorporation or Bylaws;
     (e) Supplier agrees that neither it nor its employees, contractors and/or subcontractors are in a dual or joint employment relationship with Buyer, regardless of the fact that manufacturing services are performed for, and Yarns produced from such services are provided to, Buyer under this Agreement;
     (f) Supplier is and, at the time of each delivery of Yarns, will be solvent;
     (g) Supplier has and will continue to comply with the Gifts, Favors and Entertainment provision of the Guidelines (as defined in Section 10.5, hereafter) unless otherwise approved by the consent of a Buyer Designated Representative;
     (h) Supplier is and shall continue to be in compliance with all known and applicable laws and standards governing Supplier’s conduct under this Agreement;
     (i) Supplier is not under any obligation of a contractual or other nature to any Person that is inconsistent or in conflict with this Agreement or which would prevent, limit or impair in any way the performance by Supplier of its obligations hereunder;
     (j) Supplier will have the right to use for its own purposes, any ideas, methods, techniques, materials and information, including any intellectual property rights therein, provided to or otherwise obtained by Supplier as a result of this Agreement, without restriction, liability or obligation;
     (k) No Person other than Supplier or Supplier’s affiliates will manufacture Yarns or otherwise perform any material obligations affecting product performance under this Agreement without the express written consent of Buyer.
6.2 Representations, Warranties and Agreements Regarding the Yarns. Supplier represents and warrants to, and agrees with, Buyer that:
     (a) The Yarns shall conform to mutually agreed upon standards (the “Specifications”) as incorporated herein and attached hereto as Exhibit F. Supplier shall not modify or alter in any respect the mutually agreed upon Specifications, components or raw materials to be incorporated within the Yarns without the prior authorization of Buyer. If Supplier and Buyer fail to reach mutually agreeable Specifications after meaningful discussion of the Designated Representatives, either party may exercise its termination right pursuant to Article 8.3 below;
     (b) Subject only to the express terms of any consent or approval of Buyer’s Designated Representative, the Yarns shall be merchantable, of good material and workmanship, of first quality, compliant in all material respects with all applicable Buyer Specifications and free from faults and defects;
     (c) All Yarns will be produced by Supplier or its affiliates at facilities owned by (or leased and operated by) Supplier or its affiliates as identified in the attached Exhibit D unless otherwise agreed by Buyer in writing. Further, Supplier shall endeavor, in the best interest of delivering high quality yarn product to Buyer, to minimize, to the greatest extent possible, merge changes within the respective facilities in connection with the production of Yarns;
     (d) Supplier shall promptly furnish to Buyer all information and copies of documents (including, but not limited to, complaints, inquiries, test or inspection results and warnings) that Supplier receives from any governmental agency of any jurisdiction, and employee or agent of Supplier other than legal counsel; or any other Person or source that establishes that any of the Yarns may not conform to the requirements of the Specifications or this Article VI;
     (e) Supplier and each of its suppliers and logistics providers has and follows, and will continue to have and follow, commercially reasonable quality and security procedures in order that the Yarns will comply with the foregoing warranties, representations and agreements; and,
     (f) Supplier is an independent expert with respect to the manufacturing services it performs, and Buyer is relying upon Supplier’s skill and judgment to produce Yarns meeting Buyer’s specifications. Upon Buyer’s request, Supplier shall give Buyer certificates of compliance with applicable laws, standards and orders as may be reasonably requested. The representations and warranties set forth in this Section will survive the Term of this Agreement for a period of three (3) years. Supplier’s warranties apply to any replacement Yarns that Supplier furnishes under this Agreement.
6.3 Notice of and Remedies for Non-Conforming Yarns.
     (a) All claims of non-conformity of Yarns to Buyer’s specifications shall be handled pursuant to the Supplier’s applicable fabric claims and yarn return policies governing such matters heretofore, copies of which are attached hereto and designated as Exhibits 6.3.1, Fabric Claim Policy and, 6.3.2, Yarn Return Policy (hereafter “policies”). Buyer acknowledges that it has a duty to inspect Yarns and packaging. However, all warranties, representations and conditions, statutory or otherwise and whether express or implied, shall survive inspection, acceptance and payment by Buyer, in accordance with such policies. Supplier will provide Buyer with any updated or amended versions of the policies during the Term of this Agreement, provided that Buyer shall have no liability for any failure to comply with any amendment to the policies until Buyer has had a reasonable opportunity to adjust its practices to conform to such amendments and provided further that all such amendments shall be commercially reasonable.
     (b) In the event that Buyer contends that the Yarns delivered do not conform to the requirements of this Agreement, Supplier will be entitled to inspect the allegedly non-

conforming Yarns. Pursuant to the applicable Yarn Claims Policy, the parties will agree upon an acceptable solution to the matter, which may include a credit and/or a mutually acceptable return remedy for non-conforming Yarns. Buyer will not return Yarns to Supplier except with a return authorization, but any non-conforming Yarns returned pursuant to a return authorization will be returned at Supplier’s expense. If the parties fail to reach a mutually agreeable solution, then the matter will be referred for dispute resolution in accordance with Section 10.22, hereafter.
ARTICLE VII
CONFIDENTIALITY
7.1 Confidentiality.
     (a) In addition to, and not in lieu of, any confidentiality agreements that the parties have executed during the term of Supplier’s relationship with Buyer (each a “Prior Confidentiality Agreement”), during the term of this Agreement, and for a period of three (3) years thereafter, the parties will maintain all Confidential Information and Trade Secrets in strict confidence, and will not, except as otherwise permitted herein or expressly directed in writing by the nondisclosing party, use, copy or disclose (or permit any unauthorized Person access to), any Trade Secrets or Confidential Information, whether learned or disclosed before or after the Effective Date and irrespective of the form of communication. In the event of any inconsistency between this Agreement and any Prior Confidentiality Agreement, the terms of this Agreement shall control with respect to all Confidential Information and Trade Secrets disclosed after the Effective Date or otherwise under this Agreement. For purposes of this Agreement, “Confidential Information and Trade Secrets” shall mean any confidential and proprietary information or trade secrets of either party that is disclosed pursuant to or to carry out the purposes of this Agreement including but not limited to software, computer disks, technical information, data records, files, memoranda, reports, price lists, customer lists, drawings, plans, sketches, notes, documents and the like; provided that such information and trade secrets shall not be considered Confidential Information and Trade Secrets unless the disclosing party, at the time such information or trade secrets are furnished to the nondisclosing party, designates the same in writing in a conspicuous fashion as “Confidential Information” and/or “Trade Secrets.”
     (b) Notwithstanding the provisions of this Article VII, either party may disclose Confidential Information or Trade Secrets to the extent that Confidential Information or Trade Secrets are required to be disclosed pursuant to a requirement of a governmental agency or law, provided that: (i) The nondisclosing party has given the disclosing party prior written notice of such disclosure prior thereto and takes commercially reasonable steps to maintain the confidentiality of the information disclosed (which steps do not include legal proceedings); and (ii) the disclosing party has been afforded a reasonable opportunity to contest the necessity, scope and conditions of such disclosure, unless the nondisclosing party does not have the reasonable ability to afford such to the disclosing party before disclosure is required.
     (c) All software, computer disks, technical information, data records, files, memoranda, reports, price lists and customer lists, drawings, plans, sketches, notes, documents and the like (together with all copies and all computer files stored in any medium thereof) relating to the business of either party, but excluding documents, reports and other data developed by Supplier, and all materials provided by Buyer in any form, format or medium (including computer files stored in any medium), which Supplier receives, has access to or comes in contact with in the course of, or as a result of, this Agreement (collectively, the “Materials”) will, as between the parties hereto, remain the sole property of the applicable party. Upon termination of this Agreement and thereafter upon demand of the disclosing party , the nondisclosing party will immediately return all such property of disclosing party and delete or destroy any and all computer files and any other copies of the Materials in any form or format; provided that the nondisclosing party may maintain a single copy of such Materials for legal purposes so long as such copy is not generally available to or accessible by anyone other than the executive officers of the nondisclosing party and/or their counsel.
     (d) Each party acknowledges and agrees that, in the event of a breach or threatened breach of any of the foregoing provisions, the parties will have no adequate remedy in damages and, accordingly, will be entitled to injunctive relief against such breach or threatened breach in addition to any other remedies available at law or in equity.
     (e) The parties acknowledge that certain documents and other communications involving and/or by the parties herein may be subject to one or more claims of privilege (e.g., the attorney-client privilege, the US Internal Revenue Code §7525 tax advisory privilege, etc.). Each party shall be solely responsible for managing the recognition, establishment and maintenance of these possible protections, and each party shall cooperate with reasonable written instructions regarding same, unless and to the extent such privilege is asserted in any manner adverse to the opposite party.
     (f) The parties shall, upon the termination of this Agreement and request thereafter by the disclosing party, return or destroy all written and/or tangible Confidential Information and Trade Secrets (including documents, drawings, records, specifications, copies and/or extracts thereof, and any Confidential Information or Trade Secrets maintained in any computer memory, storage media, electronic or similar form). Any such destruction shall be certified in writing to the nondisclosing party by an authorized officer supervising the same. Notwithstanding the above, either party may maintain a single copy of such Confidential Information or Trade Secrets for legal purposes so long as such copy is maintained and protected to the same degree as the confidential information and trade secrets of such party (but in any case no less than a commercially reasonable level of protection).
     (g) Buyer acknowledges that Supplier is a subsidiary of a publicly traded company and as such is bound by certain public disclosure rules and regulations. Supplier has determined that this Agreement is a material contract and Supplier is required to file it with the Securities and Exchange Commission. Supplier shall work cooperatively with Buyer in connection with any public filing requirements associated with this Agreement, provided however Supplier shall retain, in its sole discretion, the determination of the appropriate materials to filed.

ARTICLE VIII
TERM; TERMINATION
8.1 Term. The term of this Agreement shall commence on the Effective Date hereof and continue for a period of three (3) years thereafter (the “Initial Term”), unless terminated as provided herein. Within ninety (90) days prior to the expiration of the Initial Term (or the first extended term, as applicable), Supplier and Buyer may agree to extend the Term for two (2) additional one year periods.
8.2 This provision intentionally deleted.
8.3 Termination for Cause.
     (a) Notwithstanding anything to the contrary herein and in addition to any other rights of termination set forth in this Agreement, Buyer shall have the immediate right to terminate this Agreement, without any liability of Buyer to Supplier for such termination, upon the occurrence of any one or more of the following events:
     (i) failure by Supplier to comply with Buyer’s quality control standards or the Specifications and customary textile industry quality control standards (after written notice from Buyer and reasonable opportunity to cure, not to exceed thirty (30) days from the date of written notice from Buyer);
     (ii) Supplier’s failure to manufacture or deliver in conformity with all applicable warranties set forth in Article VI hereof the Yarns ordered by Buyer for manufacture or delivery pursuant to the production schedule and Purchase Orders issued in accordance with Article IV hereof (after written notice from Buyer and reasonable opportunity to cure, not to exceed forty five (45) days from the date of written notice from Buyer);
     (iii) an election by Buyer to terminate pursuant to a Force Majeure Event (as defined in Section 10.9), if said Force Majeure Event continues for more than one hundred twenty (120) days;
     (iv) the repudiation of or threatened repudiation of the pricing terms set forth in this Agreement by Supplier, whether in writing or by practice by any Designated Representative of Supplier (after written notice from Buyer and reasonable opportunity to cure, not to exceed sixty (60) days from the date of written notice from Buyer;
     (v) the breach by Supplier of any material term of this Agreement, provided that, if any such breach can reasonably be cured within sixty (60) days, Buyer shall have given written notice of such breach to Supplier pursuant to Section 10.4 of this Agreement, and Supplier shall have failed to cure such breach within sixty (60) days after such notice;
     (vi) dishonesty, malfeasance, fraud or misconduct in the performance of Supplier’s obligations under this Agreement;

     (vii) noncompliance with any terms or provisions of the Guidelines, as defined in Section 10.5 below, during the Term. Buyer will provide Supplier with any updated or amended versions of the Guidelines during the Term. Supplier shall not be deemed to have breached the Guidelines for any failure to comply with any reasonable amendment to the Guidelines until Supplier has had reasonable time (not to exceed ninety (90) days from the date of notice regarding the amended Guidelines) to adjust its practices to conform to such amendments, provided that if Supplier cannot comply with any modifications to the Guidelines or if such modification is unreasonable in Supplier’s business judgment, then the matter shall be referred for dispute resolution under the procedure set forth in Section 10.22 hereafter;
     (viii) the insolvency of Supplier or if Supplier avails itself of the laws of any jurisdiction for the protection of debtors, including, without limitation, the appointment of a receiver or the like, a moratorium on payment of debt, a petition, voluntary or involuntary, in bankruptcy or the like filed by or against Supplier that is not dismissed within forty five (45) days of filing, or an assignment of all or any portion of the assets of Supplier for the benefit of its creditors. Further, in the event of Supplier insolvency, Supplier affirmatively agrees to use its commercially reasonable efforts to work cooperatively with its lenders and other creditors as necessary in order to secure on behalf of Buyer a right of first refusal in connection with the sale, liquidation or other disposition of assets; and,
     (ix) except as permitted herein, any attempt by Supplier to assign or otherwise transfer to any third party all or any part of Supplier’s rights under this Agreement, or to delegate or subcontract all or any part of Supplier’s obligations under this Agreement, without the prior written consent of Buyer, other than assignment or other delegation of such portion of this Agreement to a Central American affiliate, as contemplated by the parties.
     (b) Notwithstanding any other provision to the contrary in this Agreement, Supplier shall have the right to immediately terminate this Agreement upon the occurrence of any one or more of the following events:
     (i) Nonpayment by Buyer of undisputed amounts due to Supplier pursuant to Article III Section 3.1 of this Agreement (after written notice from Supplier and reasonable opportunity to cure, not to exceed “[Confidential]*” from the date of written notice from Supplier);
     (ii) the breach by Buyer of any material term of this Agreement, provided that Supplier shall have given written notice of such breach to Buyer pursuant to Article X Section 10.4 of this Agreement, and Buyer shall have failed to cure such breach within sixty (60) days after such notice; and,

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Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

     (iii) the insolvency of Buyer or if Buyer avails itself of the laws of any jurisdiction for the protection of debtors, including, without limitation, the appointment of a receiver or the like, a moratorium on payment of debt, a petition, voluntary or involuntary, in bankruptcy or the like filed by or against Supplier that is not dismissed within forty five (45) days of filing, or an assignment of all or any portion of the assets of Buyer for the benefit of its creditors.
8.4 Effect. Except as expressly provided herein, notwithstanding termination of this Agreement, the right of termination provided in Article VIII Section 8.3 is not exclusive of any remedies to which either party may otherwise be entitled at law or in equity in the event of a breach of this Agreement. Each party shall remain liable to the other party for any indebtedness or other liability or obligation theretofore arising under this Agreement. The terms and conditions of this Agreement shall apply to any Purchase Orders, that is consistent with past practice and compliant with the terms of this Agreement, issued before any such expiration or termination. The terms of this Agreement that would, by their nature, survive termination, including, without limitation, the provisions of Articles VI, VII and IX and the covenants, indemnities, representations and warranties made by the parties therein, shall survive the expiration or termination of this Agreement for any reason whatsoever and shall remain in full force and effect for a period of three (3) years thereafter, except as otherwise expressly provided herein or therein.
ARTICLE IX
INDEMNIFICATION
9.1 Indemnification by Supplier. With acknowledgment that terms and conditions of this Section 9.1 have been expressly bargained for and are an essential part of this Agreement and any Purchase Order submitted by Buyer for Yarns, and in consideration of any and all purchases hereunder, herein and hereafter made by Buyer from Supplier or from any Affiliates of Supplier, and by accepting a Purchase Order, Supplier agrees that it shall indemnify, hold harmless and defend (or in Buyer’s sole discretion, fund the cost of defending) Buyer as well as Buyer’s directors, officers, employees, agents and shareholders (collectively called “Buyer Indemnitees”) from and against any and all compensatory liabilities, damages, losses, claims, lawsuits, proceedings, appeals, assessments, fines, actions, causes of action, decrees, judgments, settlements, court orders, investigations, civil penalties and/or demands of any kind, costs (including attorneys’ fees and associated expenses), whether compensatory, exemplary, punitive, special, consequential and/or incidental (collectively, “Claims”, and each, a “Claim”), brought against or incurred by any Buyer Indemnitee because of (i) any death, injury or damage to any Person or property (including Buyer Indemnities’ property and employees) caused by Supplier or (ii) any claim that any of the Yarns infringe or misappropriate any patent, trademark, copyright or other intellectual property right, anywhere in the world, except to the extent that the Yarns infringe because the infringement or misappropriation is a direct result of the Specifications or instructions provided by Buyer to Supplier. Provided however, excepting fraud, gross negligence or willful misconduct attributable to Supplier, Supplier’s duty of indemnity shall be limited to the maximum sum of $2,000,000.00. Each Buyer Indemnitee shall have the right to participate with Supplier in the defense of any Claim, which participation shall be at the Buyer Indemnities’ expense, except that if Supplier shall have failed, upon the Buyer Indemnities’

request, to assume the defense or to engage counsel reasonably satisfactory to the Buyer Indemnitee, then Supplier shall reimburse the Buyer Indemnitee, on a monthly basis, for all reasonable costs and expenses, including reasonable attorneys’ fees, that the Buyer Indemnitee incurs in connection with the defense. Supplier shall not be required to indemnify any Buyer Indemnitee against or hold any Supplier Indemnitee harmless from Buyer’s gross negligence or willful misconduct.
9.2 Indemnification by Buyer. With acknowledgment that terms and conditions of this Section 9.2 have been expressly bargained for and are an essential part of this Agreement and any performance thereunder, any acceptance or provision of goods under any Purchase Order submitted by Buyer for Yarns, and in consideration of any and all sales hereunder, herein and hereafter made to Buyer by Supplier or any Affiliates of Supplier, and by accepting any and all such goods, Buyer shall indemnify, hold harmless and defend (or in Supplier’s sole discretion, fund the cost of defending) Supplier as well as Supplier’s directors, officers, employees, agents and shareholders (collectively, with Supplier, called “Supplier Indemnitees”) from and against any Claims brought against or incurred by any Supplier Indemnitee because of (i) any death, injury or damage to any Person or property (including Supplier Indemnities’ property and employees) caused by Buyer; or (ii) any claim that any of the Yarns infringe or misappropriate any patent, trademark, copyright or other intellectual property right, anywhere in the world because the infringement or misappropriation is a direct result of the Specifications or instructions provided by Buyer to Supplier. Provided however, excepting fraud, gross negligence or willful misconduct attributable to Buyer, Buyer’s duty of indemnity shall be limited to the maximum sum of $2,000,000.00. Each Supplier Indemnitee shall have the right to participate with Buyer in the defense of any Claim, which participation shall be at Supplier Indemnities’ expense, except that if Buyer shall have failed, upon the Supplier Indemnities’ request, to assume the defense or to engage counsel reasonably satisfactory to Supplier Indemnitee, then Buyer shall reimburse Supplier Indemnitee, on a monthly basis, for all reasonable costs and expenses, including reasonable attorneys fees, that the Supplier Indemnitee incurs in connection with the defense. Buyer shall not be required to indemnify any Supplier Indemnitee against or hold any Supplier Indemnitee harmless from Supplier’s gross negligence or willful misconduct.
ARTICLE X
GENERAL
10.1 Merger Clause. This Agreement, together with any other agreement, document or instrument executed and delivered in connection with this Agreement that makes specific reference to this Agreement, contains the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous written or oral agreements with respect to the subject matter hereof are merged herein.
10.2 Amendments and Modifications. No change, amendment, qualification or cancellation hereof shall be effective unless in writing that expressly references this Agreement and such purpose and is executed by both parties to the same instrument.

10.3 Benefits and Binding Effect; Permitted Assigns. Buyer may assign any of its rights or delegate any of its obligations under this Agreement, whether by operation of law or otherwise, without the prior consent of Supplier, provided Buyer shall remain liable for all Buyer obligations under this Agreement. Supplier shall not assign any of its rights, nor delegate any of its duties, under this Agreement to a competitor of Buyer without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion Provided however, nothing in this Agreement shall prevent Supplier from assigning or factoring any invoices issued hereunder to factors or from pledging any receivables hereunder to lenders of Supplier. Any attempted prohibited transfer, assignment or sublicense of this Agreement by Supplier without Buyer’s prior written consent shall be a breach of this Agreement and shall entitle the Buyer to terminate this Agreement under Section 8.3(a) or (b), as applicable. This Agreement will be binding upon and will inure to the benefit of Supplier, Buyer and their respective successors and permitted assigns. Furthermore, in the event that Supplier is involved in a Change of Control (as defined below), such an event shall be considered an assignment of this Agreement subject to the written consent of Buyer. “Change of Control” means a stock sale, reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which Persons who were the shareholders of Supplier immediately prior to such stock sale, reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the sold, reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such stock sale, reorganization, merger, consolidation or other transaction.
10.4 Notices. All notices and demands hereunder ,but excluding communications in the ordinary course of business between the parties’ Designated Representatives, must be in writing and shall be deemed to have been duly given (a) when personally delivered, (b) two (2) Business Days after being sent to the recipient by reputable overnight courier service (charges prepaid), (c) when sent via facsimile transmission with telephone confirmation, if sent during the hours of 9:00 A.M. and 5:00 P.M. Eastern Time on a Business Day or, if sent at any other time, at 9:00 A.M. on the next Business Day thereafter, (d) when sent via electronic mail with telephone confirmation, if sent during the hours of 9:00 A.M. and 5:00 P.M. on a Business Day or, if sent at any other time, at 9:00 A.M. on the next Business Day thereafter, or (e) on the date of delivery shown on the return receipt when placed in the United States Mail and forwarded by Registered or Certified Mail, return receipt requested, postage prepaid, addressed to the party to whom such notice is being given at the following addresses:
If to Buyer:	Hanesbrands Inc. 1000 East Hanes Mill Road Winston-Salem, North Carolina 27105 Attn: Gerald Evans Telephone: (336) 519-4780 Telecopy: (336) 519-0769 Electronic Mail: gerald.evans@hanesbrands.com
With a convenience copy (which shall not constitute or invalidate notice to Buyer) to:

Hanesbrands Inc. — Legal Department 1000 East Hanes Mill Road Winston-Salem, North Carolina 27105 Attn: Joia M. Johnson Telecopy: (336) 519-6447 Electronic Mail: joia.johnson@hanesbrands.com
If to Supplier:
Unifi Manufacturing, Inc.
7201 West Friendly Avenue
Greensboro, North Carolina 27410
Attn: Roger Berrier
Telephone: 336-316-5672
Telecopy: 336-316-5527
Electronic Mail: rberrier@unifi.com
With a convenience copy (which shall not constitute or invalidate notice to Supplier) to:
Unifi Manufacturing, Inc.—Legal Department
7201 West Friendly Avenue
Greensboro, North Carolina 27410
Attn: Charles F. McCoy, General Counsel
Telecopy: (336) 856-4364
Electronic Mail: cmccoy@unifi.com
Notwithstanding the foregoing, in any case where this Agreement requires notice to a Designated Representative of Buyer or Supplier, such notice shall be sufficient when and only if given to such Designated Representative at the address set forth above. Any party may change the address(es) to which notices to it are to be sent by giving notice of such change to the other parties in accordance with this Section.
10.5 Hanesbrands Global Standards For Suppliers. Buyer shall provide Supplier with a copy of Hanesbrands Global Standards for Suppliers (the “Guidelines”) for its use as well as review and use by its vendors or manufacturers. Buyer shall also provide Supplier with a sufficient number of copies of the Guidelines in the local language(s) of all applicable management and employees producing the Yarns. Supplier hereby represents warrants and covenants that it (a) has reviewed and understands the Guidelines provided to Supplier by Buyer and designated “Copyright 2006, and (b) Supplier is presently in compliance and will remain in compliance with all terms and provisions of the Guidelines during the Term of this Agreement. Buyer will provide Supplier with any updated or amended versions of the Guidelines during the Term of this Agreement, provided that Supplier shall have no liability for any failure to comply with any amendment to the Guidelines until Supplier has had a reasonable opportunity to adjust its practices to conform to such amendments, provided that if Supplier cannot comply with any modifications to the Guidelines or if such modification is unreasonable in Supplier’s business judgment, then the matter shall be referred for dispute resolution under the procedure set forth in Section 10.22 hereafter.
10.6 Labor Obligations of Supplier to Supplier’s Personnel. Both parties acknowledge and agree that the labor responsibility of the employees, agents and subcontractors of each party belong to such party, who shall absorb all the liability, rights and obligations, being labor, civil and criminal that are an outcome of the operation of the party, if any. The parties agree that if any of one party’s personnel is physically injured, that party will have the exclusive responsibility of covering the expenses of its personnel unless such injury is caused by the other party or is subject to indemnification under Article IX. Abiding by the general policies of Buyer, Supplier commits not to hire any person of less than 18 years of age, to carry out any services of this Agreement.
10.7 Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.
10.8 Relationship of Parties.
     (a) Supplier is and shall remain an independent contractor, and this Agreement is neither intended, nor shall it be construed, to establish the relationship of employer and employee between Supplier and Buyer. Neither party assumes any obligation or responsibility of any kind or nature whatsoever toward the other, and neither party has any expectation of, or understanding with, the other party except as expressly set forth herein. Neither party shall have the authority to bind the other in any manner whatsoever without the express prior written approval of such party. Neither party shall have any other rights, power, and/or duties except as provided herein. Any action by a party made without such prior approval is at the sole risk and liability of such party and it shall, in such cases, be individually responsible for the payment of any and all sums attributed or charged to the other party on account of any action by a party not earlier authorized in writing by the other party. Each party shall be responsible for (i) complying with all worker’s compensation, employer’s liability, and other federal, state, county and municipal laws, ordinances, rules and regulations required of an employer performing the obligations as herein contemplated, and (ii) shall make all reports and remit all withholdings or other deductions from the compensation paid to its personnel, if any, as may be required by any federal, state, county and municipal laws, ordinances, rules and regulations.
     (b) Neither party shall, without first obtaining the written consent of the other party, in any manner advertise, publicize, publish or otherwise draw attention to the fact that Supplier has furnished or contracted to furnish the Buyer services, or disclose any of the details connected with this Agreement to any third party, except as required for procurement of products and services for use in the performance of this Agreement, and then only after the substance of this prohibition is inserted in its orders and made binding upon any third party. The terms of this Section 10.8 shall survive the termination or expiration of this Agreement for a period of three

(3) years. Notwithstanding the above, either party: (i) may disclose this Agreement and the terms hereof to its accountants and attorneys; (ii) may make any disclosure that it in good faith believes is required by law, regulation, court order or subpoena, provided that prior to making such disclosure, such party will provide the other party notice of the required disclosure so that such party can, at its sole expense, seek a protective order to protect the confidentiality of this Agreement or a ruling or determination that such disclosure is not required; and (iv) may disclose this Agreement and terms hereof to any parent or subsidiary of the party, to any lender or potential lender of the party or its parents or subsidiaries, or to any potential purchaser of the stock or assets of such party or any parent of the party; provided that in the case of disclosure under this clause (iii), the party to whom disclosure is made is advised of the restrictions on disclosure contained in this Section and agrees to abide by such restrictions.
10.9 Force Majeure Event. Neither Supplier nor Buyer shall be liable to the other for failure or delay in performing its obligations hereunder to the extent that such failure or delay is due to war, fire, flood, earthquake, strike, shortages of raw materials, riot, condemnation act of a court of competent jurisdiction, trade restraint act by governmental authority, act of God, act of terrorism, or other contingencies (a) that are beyond the reasonable control and not arising out of the fault of the affected party, and (b) with respect to which the affected party has been unable to overcome the impact thereof by the exercise of due diligence and reasonable efforts, skill and care, including through expenditure of reasonable sums of money (each, a “Force Majeure Event”). The cause of any such failure or delay shall be remedied by the affected party to the extent reasonably possible without undue delay, and performance shall be resumed at the earliest practical time after cessation of such failure or delay; provided, however, that neither Supplier nor Buyer shall be required to settle a labor dispute against its own best judgment. Immediately upon notice of a Force Majeure Event affecting Supplier, Buyer shall have the right to procure Yarn from alternative suppliers until such Force Majeure Event has abated and Supplier gives notice to Buyer that it is again able to supply Yarn to Buyer in accordance with the terms of this Agreement.
10.10 THIS PROVISION INTENTIONALLY DELETED.
10.11 Further Documents and Actions. The parties hereby agree to take such further actions, and to execute and deliver each to the other such further documents, as may be necessary or convenient from time to time to more effectively carry out the intent and purposes of this Agreement and to establish and protect the rights and remedies created or intended to be created hereunder.
10.12 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
10.13 This provision intentionally deleted.
10.14 Captions. The captions are for convenience of reference only and shall not be construed as a part of this Agreement.

10.15 Governing Law. This Agreement, including its validity, interpretation and performance, shall be governed by the laws of the State of North Carolina without respect to the conflict of law principles thereof, and the parties acknowledge and consent to the exclusive personal jurisdiction of federal and state courts sitting in the State of North Carolina for the adjudication of any dispute arising hereunder. Service regarding any dispute arising out of this Agreement may be by certified mail return receipt requested or by personal service or in such other manner as may be permissible under the rules of the applicable court, provided a reasonable time for appearance is allowed.
10.16 Exhibits. All the Exhibits to this Agreement are incorporated herein by reference and shall be deemed to be a part of this Agreement for all purposes.
10.17 Severability. The invalidity or unenforceability of any one or more phrases, clauses, sentences, or provisions of this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof, unless the effect thereof would constitute a failure of consideration for a substantial benefit for which the party adversely affected thereby has bargained herein.
10.18 Insurance. Supplier will maintain the insurance coverages and comply with all requirements set forth in Exhibit 10.18, attached hereto and incorporated herein by reference. Such policies shall name “Hanesbrands Inc. and any and all subsidiaries” as additional insureds with respect to commercial general liability insurance and automobile liability insurance. A waiver of subrogation shall be provided to Hanesbrands and any of its subsidiaries, with respect to any commercial general liability and automobile liability coverages. Supplier will submit proof of the insurance set forth in Exhibit 10.18 to Hanesbrands upon request.
10.19 Publicity. Unless otherwise required by law, neither party shall, without first obtaining the written consent of the other party, in any manner advertise, publicize, publish or otherwise draw attention to the fact that the parties have entered into this Agreement, the terms of the Agreement or that pursuant to this Agreement Supplier shall furnish to Buyer the Yarns. Additionally, neither party shall discuss the other party’s business with any news reporter (newspaper, magazine, internet, television or radio) either on or off the record, or in speaking at any public occasion or before any audience disclose or refer to the parties’ relationship.
10.20 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which shall constitute one and the same instrument.
10.21 Time is of the Essence. The parties agree that time is of the essence in the performance of this Agreement. Supplier represents that it has sufficient resources so that the work can be performed within commercially reasonable the time frames (which may vary, depending upon the nature of the matter) or as otherwise agreed by the parties.
10.22 Dispute Resolution. The parties agree to attempt to resolve all disputes by consultation between the Designated Representatives. If any dispute is not resolved in this manner within thirty (30) days of notice thereof by one Representative to the other, then either party may request the matter be resolved by binding arbitration in the City of Winston Salem, North Carolina under the Rules of the General Arbitration Counsel of the Textile and Apparel

Industries. Judgment upon the award rendered may be entered by any Court having jurisdiction thereof.
10.23 Buyer’s Standard Terms Of Purchase. The Buyer’s Standard Terms Of Purchase shall not apply to this Agreement, the purchase and/or sale of Yarns or any other transactions arising out of or as a consequence of this Agreement.
Balance of page intentionally blank

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives, as of the day and year first written above.

Hanesbrands Inc.		Unifi Manufacturing, Inc.
/s/ Gerald Evans		/s/ Roger Berrier

By:	Gerald Evans	By:	Roger Berrier
Title:	President, International Business and Global Supply Chain	Title:	Executive Vice President — Sales, Marketing and Asian Operations

Appendix A-1 — Purchase Price

																		Clarksville		Camuy
				Current Unifi	Core	Text	Text		Core	Cover	Core	Cover	Core	%			Product		Total		Total
Hosiery SAP #	Intimates SAP #	Orig A Item	Description	Base Item #	Denier	Den	Fill	TPI	Supplier	Supplier	Price	Price	%	Cover	“[*]”	“[*]”	Price	Freight	Price	Freight	Price	Notes
2000008	YN002IXNC0000000	Orig A	N 20/7 TX S	N30S4500		20	7	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”
2000009	YN002JXNC0000000	Orig A	N 20/7 TX Z	N30S4501		20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000013	N/A	Orig A	N 40/13 TX S	N30S6640		40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000013	YN004IXNC0000000	Orig A	N 40/13 TX S	N30S6630		40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000014	N/A	Orig A	N 40/13 TX Z	N30S6641		40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000014	YN004JXNC0000000	Orig A	N 40/13 TX Z	N30S6631		40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000019	N/A	Orig A	N 70/34 TX S	N30S8410		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000020	N/A	Orig A	N 70/34 TX Z	N30S8411		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000023	N/A	Orig A	N 15/7 TX S	N30S4510		15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000024	N/A	Orig A	N 15/7 TX Z	N30S4511		15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000033	YN004CXNC0000000	Orig A	N 40/34 TX S	N30S8450		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000033	YN004CXNC0000000	Orig A	N 40/34 TX S	TBD		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000033	YN004CXNC0000000	Orig A	N 40/34 TX S	N30S8470		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000034	YN004DXNC0000000	Orig A	N 40/34 TX Z	N30S8451		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000034	YN004DXNC0000000	Orig A	N 40/34 TX Z	TBD		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000034	YN004DXNC0000000	Orig A	N 40/34 TX Z	N30S8471		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000037	YN002VXNC0000000	Orig A	N 60/68 TX S	TBD		60	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000038	YN002WXNC0000000	Orig A	N 60/68 TX Z	TBD		60	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000041	N/A	Orig A	N 2/40/46	TBD		40	46	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000048	YN002DXNC0000000	Orig A	N 80/92 TX S	TBD		80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000049	YN002EXNC0000000	Orig A	N 80/92 TX Z	TBD		80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000067	N/A	Orig A	SC SP 10-N 23/28 TX	C3LS024M	10	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000066	N/A	Orig A	SC SP 10-N 23/28 TX	C3LS024M	10	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000077		Orig A	20 SC 1/20/7 (S)	C3MS143M	20	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000078		Orig A	20 SC 1/20/7 (Z)	C3MS143M	20	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		Orig A	20 SC 1/20/7 (S)	TBD	20	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		Orig A	20 SC 1/20/7 (Z)	TBD	20	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000085	N/A	Orig A	AC SP 10-N 40/34 TX	TBD	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000086	N/A	Orig A	AC SP 10-N 40/34 TX	TBD	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000087	N/A	Orig A	70|1|40|13||||||38.44|61.56||Z|	C3MS179M	70	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000088	N/A	Orig A	70|1|40|13||||||38.44|61.56||Z|	C3MS179M	70	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000093	N/A	Orig A	70|1|70|34||||||19.89|80.11||S|	TBD	70	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000093	N/A	Orig A	70|1|70|34||||||19.89|80.11||S|	C3MS181M	70	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000094	N/A	Orig A	70|1|70|34||||||19.89|80.11||S|		70	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000094	N/A	Orig A	70|1|70|34||||||19.89|80.11||S|	C3MS181M	70	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000097	N/A	Orig A	SC SP 20-N 15/7 R	TBD	20	15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000098	N/A	Orig A	SC SP 20-N 15/7 R	TBD	20	15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		Orig A	20 SC 70/34 TX	TBD	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-1 — Purchase Price

																		Clarksville		Camuy
				Current Unifi	Core	Text	Text		Core	Cover	Core	Cover	Core	%			Product		Total		Total
Hosiery SAP #	Intimates SAP #	Orig A Item	Description	Base Item #	Denier	Den	Fill	TPI	Supplier	Supplier	Price	Price	%	Cover	"[*]"	"[*]"	Price	Freight	Price	Freight	Price	Notes
		Orig A	20 SC 70/34 TX	TBD	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000109		Orig A	20 SC 70/34 TX	C3MS164M	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000110		Orig A	20 SC 70/34 TX	C3MS164M	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000114	YN002LXNC0000000	Orig A	20|1|40|34||||||12.59|87.41||S	C3MS174M, C3MS188M	20	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000115	YN002MXNC0000000	Orig A	20|1|40|34||||||12.59|87.41||Z|	C3MS174M, C3MS188M	20	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000114	YN002LXNC0000000	Orig A	20|1|40|34||||||12.59|87.41||S	C3MS183M, C3MS192M	20	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000115	YN002MXNC0000000	Orig A	20|1|40|34||||||12.59|87.41||Z|	C3MS183M, C3MS192M	20	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000116	N/A	Orig A	SC 20 1/70/34 AC	TBD	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000116	N/A	Orig A	SC 20 1/70/34 AC	C3MS318J	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000117	N/A	Orig A	SC 20 1/70/34 AC	TBD	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000117	N/A	Orig A	SC 20 1/70/34 AC	C3MS318J	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000122	N/A	Orig A	SC SP 10-N 80/92	TBD	10	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000122	N/A	Orig A	SC SP 10-N 80/92	C3LS159M	10	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000122	N/A	Orig A	SC SP 10-N 80/92	TBD	10	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000123	N/A	Orig A	SC SP 10-N 80/92	TBD	10	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000123	N/A	Orig A	SC SP 10-N 80/92	C3LS159M	10	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000123	N/A	Orig A	SC SP 10-N 80/92	TBD	10	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000151	N/A	Orig A	20|1|20|7||||||46.32|53.68||Z|	C3MS177M	70	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000151	N/A	Orig A	20|1|20|7||||||46.32|53.68||Z|	TBD	70	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000152	N/A	Orig A	20|1|20|7||||||46.32|53.68||Z|	C3MS177M	70	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000152	N/A	Orig A	20|1|20|7||||||46.32|53.68||Z|	TBD	70	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000171	N/A	Orig A	SC SP 15-N 14/10 TX	C3MS117M	15	14	10	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000172	N/A	Orig A	SC SP 15-N 14/10 TX	C3MS117M	15	14	10	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000176	YN005UXNC0000000	Orig A	70|1|20|7||||||46.32|53.68||Z|	C3MS178M	70	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000179	YN005VXNC0000000	Orig A	70|1|20|7||||||46.32|53.68||Z|	C3MS178M	70	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000196	YN004AXNC0000000	Orig A	SC SP 140-N 4/34 TX	C3MS173M, C3MS185M	140	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000197	YN004BXNC0000000	Orig A	SC SP 140-N 4/34 TX	C3MS173M, C3MS185M	140	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000204	N/A	Orig A	SC SP 20-N 10/7 R	C3MS160M, C3MS134M	20	10	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000205	N/A	10	SC SP 20-N 10/7 R	C3MS160M, C3MS134M	20	10	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000204	N/A	Orig A	SC SP 20-N 10/7 R	C3YS167M	20	10	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000205	N/A	10	SC SP 20-N 10/7 R	C3YS167M	20	10	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000207	YN007VXNC0000000	Orig A	AC SP 20-N 15/7 TX	C3MS319J	20	15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
N/A	N/A	Orig A	AC SP 20-N 20/7 TX	TBD	20	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000208	YN007WXNC0000000	Orig A	AC SP 20-N 15/7 TX	C3MS319J	20	15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000258	N/A	Orig A	N 70/34 TX AE 2	N30S8422		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000258	N/A	Orig A	N 70/34 TX AE 2	N30S8302		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000300	N/A	Orig A	SC 10-N 7/5	C3LS030M	10	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000300	N/A	Orig A	SC 10-N 7/5	C3LS030M	10	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2100000	YNC01S	Orig A	SC SP 40-N 20/7 TX	C3MS136M	40	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2100001	YNC01T	Orig A	SC SP 40-N 20/7 TX	C3MS136M	40	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2101635	YN0064XNC0000000	Orig A	N 40/34 TX 2	N30S8482		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-1 — Purchase Price

																		Clarksville		Camuy
				Current Unifi	Core	Text	Text		Core	Cover	Core	Cover	Core	%			Product		Total		Total
Hosiery SAP #	Intimates SAP #	Orig A Item	Description	Base Item #	Denier	Den	Fill	TPI	Supplier	Supplier	Price	Price	%	Cover	"[*]"	"[*]"	Price	Freight	Price	Freight	Price	Notes
2101635	YN0064XNC0000000	Orig A	N 40/34 TX 2 ply	N30S8392		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2116274	YN003MXNC0000000	Orig A	70|1|40|34||||||29.4|70.6||Z|	C3MS186M	70	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2116275	YN003NXNC0000000	Orig A	70|1|40|34||||||29.4|70.6||Z|	C3MS186M	70	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2117111	YN0075XNC0000000	Orig A	N 60/68 TX 2	TBD		60	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2121154		Orig A	DC SP 20-N 5/4 R	C3M5142R	20	5	4	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2123162	N/A	Orig A	20|1|7|5|NYLON 66|1|7|5|NYLON 66|26.12|37.84|36.04|S/Z|	C3MS149R	20	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2129687	N/A	Orig A	SC SP 20-N 7/5 R	C3MS138M	20	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2129656	N.A	Orig A	SC SP 20-N 7/5 R	C3MS138M	20	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2131540	N/A	Orig A	DC 20|1|10|7|NYLON 66|1|10|7|NYLON 65|19.6|40.81|398.59|S/Z|	C3MS144R	20	10	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		Orig A	SC SP 20-N 80/92 TX	TBD	20	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		Orig A	SC SP 20-N 80/92 TX	TBD	20	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN004EXNC0000000	Orig A	SC SP 20-N 80/92 TX	C3MS163M	20	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN004FXNC0000000	Orig A	SC SP 20-N 80/92 TX	C3MS163M	20	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2163324		Orig A	SC SP 20-N 15/5 BC	C3MS139M	20	15	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2163325		Orig A	SC SP 20-N 15/5 BC	C3MS139M	20	15	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2150009	YN003PXNC0000000	Orig A	SC SP 18-N 23/28 TX	C3LS020M	18	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2150010	YN003QXNC0000000	Orig A	SC SP 18-N 23/28 TX	C3LS020M	18	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2150087	N/A	Orig A	SC 20 1/40/13 T65	C3MS033M	20	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2150086	N/A	Orig A	SC 20 1/40/13 T65	C3MS033M	20	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2151953	N/A	Orig A	DC 40-N 10/7	C3MS145R	40	10	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2151953	N/A	Orig A	DC 40-N 10/7	TBD	40	10	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2154303	N/A	Orig A	SC SP 140-N 40/13 T	C3MS150M, C3MS194M	140	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2154304	N/A	Orig A	SC SP 140-N 40/13 T	C3MS150M, C3MS194M	140	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2155728	YN005QXNC0000000	Orig A	SC DU 35-N 23/28 TX	C3LS008M	35	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2155729	YN005RXNC0000000	Orig A	SC DU 35-N 23/28 TX	C3LS008M	35	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2159244	N/A	Orig A	SC SP 15-N 7/5R	C3NS021M	15	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2159245	N/A	Orig A	SC SP 15-N 7/5R	C3NS021M	15	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2159244	N/A		SC SP 15-N 7/5R	C3YS191R, C3YS195R	15	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2159245	N/A	Orig A	SC SP 15-N 7/5R	C3YS191R, C3YS195R	15	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2159244	N/A	Orig A	SC SP 15-N 7/5R	TBD	15	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2159245	N/A	Orig A	SC SP 15-N 7/5R	TBD	15	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2162851	N/A	Orig A	SC SP 18-N 30/34	C3LS044M	18	30	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2162852	N/A	Orig A	SC SP 18-N 30/34	C3LS044M	18	30	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2163326	N/A	Orig A	20|1|17|7|NYLON 65|||||25 31|74 69|S	C3MS141M	20	17	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2163327	N/A	Orig A	20|1|17|7|NYLON 65|||||25 31|74 69|S	C3MS141M	20	17	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2163747	N/A	Orig A	15|1|30|34|||||||11.98|88.02|Z|	C3MS11BM	15	30	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2163748	N/A	Orig A	15|1|30|34|||||||11.98|88.02|Z|	C3MS11BM	15	30	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000039	N/A	Orig A	N 40/45 TX S	N3050940		40	46	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000040	N/A	Orig A	N 40/45 TX Z	N3050941		40	46	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-1 — Purchase Price

																		Clarksville		Camuy
Hosiery		Orig A		Current Unifi	Core	Text	Text		Core	Cover	Core	Cover	Core	%			Product		Total		Total
SAP #	Intimates SAP #	Item	Description	Base Item #	Danier	Den	Fill	TPI	Supplier	Supplier	Price	Price	%	Cover	“[*]”	“[*]”	Price	Freight	Price	Freight	Price	Notes
2164217	YN002RXNC000000	Orig A	SC 40-N 23/28 TX	C3MS140M	40	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2164218	N/A	Orig A	SC 40-N 23/28 TX	C3MS140M	40	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165039	N/A	Orig A	10|1|40|46||||||7 37|92.63||Z|	C3MS053M	10	40	45	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165040	N/A	Orig A	10|1|40|46||||||7 37|92.63||Z|	C3MS053M	10	40	46	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165147	N/A	Orig A	SC 210 1/70/34	C3LSD54M	210	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165530	N/A	Orig A	SC 10-N2/40/34	TBD	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165530	N/A	Orig A	SC 10-N2/40/34	TBD	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165531	N/A	Orig A	SC 10-N2/40/34	TBD	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165531	N/A	Orig A	SC 10-N2/40/34	TBD	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165538	N/A	Orig A	10|2|40|34|PASTELLE||3.87|96.13|||	TBD	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165539	N/A	Orig A	10|2|40|34|PASTELLE||3.87|96.13|||	TBD	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2167110	N/A	Orig A	30|1|15|5|||33.32|56.68||S	C3MS123M	30	15	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2167111	N/A	Orig A	30|1|15|5|||33.32|56.68||S	C3MS123M	30	15	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2167743	N/A	Orig A	70|1|40|34||||||30.97|69.03||Z|	C3MS123M, C3MS193M	70	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2167744	N/A	Orig A	70|1|40|34||||||30.97|69.03||Z|	C3MS128M, C3MS193M	70	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2168411	N/A	Orig A	SC 40-N 17/7 EVERSHEER	C3MS079M	40	17	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2168412	N/A	Orig A	SC 40-N 17/7 EVERSHEER	C3MS079M	40	17	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2168413		Orig A	70|1|17|7|NYLON EVERSHEER|||||53.47|46.53||S|	C3MS146M	70	17	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2168414		Orig A	70|1|17|7|NYLON EVERSHEER|||||53.47|46.53||Z|	C3MS146M	70	17	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2169448	TBD	Orig A	40 SC 1/80/92 S	C3MS089M	40	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2169449	TBD	Orig A	40 SC 1/80/92 Z	C3MS089M	40	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2169501	TBD	Orig A	40 SC 1/40/34 S	C3MS087M	40	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2169502	TBD	Orig A	40 SC 1/40/34 Z	C3MS087M	40	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000019	N/A	Orig A	N 70/34 TX S	N30S8290		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000020	N/A	Orig A	N 70/34 TX Z	N30S8291		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2167397	YN003RXNC000000	Orig A	70 SC 1/80/92 S	C3MS131M	70	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
N/A	YN003RXNC000000	Orig A	70 SC 1/80/92 S	TBD	70	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2167398	YN003SXNC000000	Orig A	70 SC 1/80/92 Z	C3MS131M	70	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
N/A	YN003SXNC000000	Orig A	70 SC 1/80/92 Z	TBD	70	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
N/A	YN003VXNC000000	Orig A	SC 210 1/40/13	C3LSD11M	210	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2129689	YN004GXNC000000	Orig A	SC 20-N 15/7 TX	C3MS137M	20	15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2129690	YN004HXNC000000	Orig A	SC 20-N 15/7 TX	C3MS137M	20	15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
N/A	YN0056WHT000Z000	Orig A	N 70/34 TX Z	N30S8360		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
N/A	YN0854WHT000S000	Orig A	N 70/34 TX S	N30S8381		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000037	YN002VXNC000000	Orig A	N 70/68 TX S	TBD		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000038	YN002WXNC000000	Orig A	N 70/68 TX Z	TBD		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2117111	YN0075XNC000000	Orig A	N 70/68 TX 2	TBD		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000037	YN002VXNC000000	Orig A	N 68/68 TX S	N30S8260		68	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000038	YN002WXNC000000	Orig A	N 68/68 TX Z	N30S8261		68	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000037	YN002VXNC000000	Orig A	N 68/68 TX S	N30S8340		68	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000038	YN002WXNC000000	Orig A	N 68/68 TX Z	N30S8341		68	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2117111	YN0075XNC000000	Orig A	N 68/68 TX 2	N30S8362		68	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2117111	YN0075XNC000000	Orig A	N 68/68 TX 2	TBD		68	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2117111	YN0075XNC000000	Orig A	N 70/68 TX 2 Full Dull	TBD		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2117111	YN0075XNC000000	Orig A	N 70/68 TX 2 Full Dull	TBD		70	68	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-2 — Purchase Price

															Clarksville		Camuy		La Libertad		Mt. Airy
Hosiery		Sock	Orig A		Current	Core	Text	Text		Core	Cover	Core	Cover	Product		Total		Total		Total		Total
SAP #	Intimates SAP #	SAP #	Item	Description	Unifi Item #	Danier	Den	Fll	TPI	Supplier	Supplier	%	%	Price	Freight	Price	Freight	Price	Freight	Price	Freight	Price
2000039			Orig A	UNF N 40/46 TX S	N3050940		40	46	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”
2000040			Orig A	UNF N 40/46 TX Z	N3050941		40	46	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000067			Orig A	10|1|23|26||||| |12.88|87.12	C3ES154M	10	23	23	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000068			Orig A	10|1|23|26||||| |12.68|87.12	C3ES154M	10	23	23	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000085			Orig A	10|1|49|34||||||8.21|91.79 Atr Covered S twist	C3ES316J, C3ES323J	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000065			Orig A	10|1|40|34||||||8.21|91.79 Air covered Z twist	C3ES316J, C3ES323J	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000213			Orig A	36D DC 20/7 Flat Nylon Cover	C3E5130R	350	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000235			Orig A	1|70|34|S TWIST|NYLON CO-POLYMER|SEMI DULL|STRETCH|ROUND|NON TS|BLACK	N3051420		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000259			Orig A	2/70/34 TX Sewing Yarn Natural	TBD		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000296			Orig A	20|1|11|5||||||32.66|67.34 S	C3MS142M	20	11	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000297			Orig A	20|1|11|5||||||32.66|67.34 Z	C3MS142M	20	11	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000300			Orig A	10|1|7|5||||||29.47|70.53	C3ES155M	10	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000301			Orig A	10|1|7|5||||||29.47|70.53	C3ES155M	10	7	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2107413			Orig A	1|11|5|NYLON 6.6|SEMI DULL|STRETCH|ROUND|NON TS|NATURAL|	N3090030		11	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2107414			Orig A	1|11|5|NYLON 6.6|SEMI DULL|STRETCH|ROUND|NON TS|NATURAL|	N3090031		11	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2121150			Orig A	1|50|24|S TWIST|NYLON 6|BRIGHT||TRILOBAL|TS|	N3037990		60	24	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2121151			Orig A	1|50|24|S TWIST|NYLON 6|BRIGHT||TRILOBAL|TS|	N3037991		60	24	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2146956			Orig A	UNF N 23|28 TX S	TBD		23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2147047			Orig A	UNF N 23|28 TX Z	TBD		23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2147551			Orig A	|1|60|1||1|20|7|NYLON 65||81.64|18.36|	C3H9493J				*	*	*	*	*	*	*	*	*	*	*	*	*	*
2154357			Orig A	2|60|24|2 PLY|NYLON 6|BRIGHT||TRILOBAL|TS|	N3038022		60	24	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165528	YN007EXNC0000000		Orig A	2|40|34|2 PLY|CATIONIC|SEMI DULL|STRETCH|ROUND|TS| Cationic Pastelle	N3090402		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165529	YN003UXNC0000000		Orig A	2|40|34|2 PLY|NYLON 6.6|DEEP DYE SEMI DULL|STRETCH|ROUND|TS|	N3038092		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165530			Orig A	10|2|40|34||||||3.99|96.01 (HNF Fiber)	C3ES166M, C3ES189M	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165531			Orig A	10|2|40|34||||||3.99|96.01 (HNF Fiber)	C3ES166M, C3ES189M	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165532			Orig A	10|2|40|34|COLORWISE||3.83|96.17||	C3ES158M	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2165537			Orig A	10|2|40|34|COLORWISE||3.83|96.17||	C3ES158M	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2172970			Orig A	2|50|40|2 PLY|NYLON 6.6|SEMI DULL|STRETCH|ROUND|TS	N3052642		50	40	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2172972			Orig A	15 AC 1/50/40 S twist	C3MS309J	15	50	40	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2172973			Orig A	15 AC 1/50/40 Z twist	C3MS309J	15	50	40	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2174180	YN003FXNC0000000		Orig A	20|1|40|34||||||16|84 AC, Textured Nylon S twist	C3E9675K	20	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2174161	YN003GXNC0000000		Orig A	20|1|40|34||||||16|84 AC, Textured Nylon Z twist	C3E9675K	20	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2174182	YN008JXNC0000000		Orig A	70|1|40|34||||||35.74|64.26|	C3MS320J	70	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-2 — Purchase Price

															Clarksville		Camuy		La Libertad		Mt. Airy
Hosiery		Sock	Orig A		Current	Core	Text	Text		Core	Cover	Core	Cover	Product		Total		Total		Total		Total
SAP #	Intimates SAP #	SAP #	Item	Description	Unifi Item #	Danier	Den	Fll	TPI	Supplier	Supplier	%	%	Price	Freight	Price	Freight	Price	Freight	Price	Freight	Price
2174183	YNO06KXNC0000000		Orig A	70|1|40|34||||||35.74|64.26|	C3MS320J	70	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176434			Orig A	20|1|40|34||||||12.38|87.52 Colorwise S twist	C3E2076M	20	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176435			Orig A	20|1|40|34||||||12.38|87.52 Colorwise Z twist	C3E2076M	20	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176467			Orig A	15 AC 1/14/10	C3MS317J	15	14	10	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176469			Orig A	15 AC 1/14/10	C3MS317J	15	14	10	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176963	YN009CXNC0000000		Orig A	70|1|26|20||||||39.14|60.86|	C3ES162M	70	26	20	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176964	YN009DXNC0000000		Orig A	70|1|26|20||||||39.14|60.86|	C3ES162M	70	26	20	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2177887			Orig A	20 SC 50/92	C3MS171M	20	50	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2177888			Orig A	20 SC 50/92	C3MS171M	20	50	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN002KXNC0000000		Orig A	210|1|70|34||||||41.27|58.73	C3ES157M	210	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN002ZXNC0000000		Orig A	40|1|40|34||||||20.93|79.07	C3L2151M, C3L2122M	40	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN003AXNC0000000		Orig A	40|1|40|34||||||20.93|79.07	C3L2151M, C3L2122M	40	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN003VXNC0000000		Orig A	210|1|40|13||||||53.76|46.24	C3ES175M	210	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2180067	YN007QXNC0000000		Orig A	1|70|46|S Universal Novva	N3050630		70	46	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2180065	YN007RXNC0000000		Orig A	1|70|46|Z Universal Novva	N3050631		70	46	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YND07SXNC0000000		Orig A	2|7D|46|2 PLY|NYLON	N3052542		70	45	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YND08LXNC0000000		Orig A	1/7D/34 recycled Nylon S twist	N3054520		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YND08MXNC0000000		Orig A	1/7D/34 recycled Nylon Z twist	N3054521		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YND06SXNDC0000000		Orig A	30 SC 1/11/5 Tex. 36 TPI	C3MS146M	30	11	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YNDO8TXNC0000000		Orig A	30 SC 1/11/5 Tex. 36 TPI	C3MS146M	30	11	5	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YNDO8XXNC0000000		Orig A	2|70|68|2PLY|ARAFELLE||NYLON	N3038552		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
				6.6|S/D|STRETCH|ROUND|TS
	YND09FXNC0000000		Orig A	2/70/68 Deep Dye	N3038432		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		2250	Orig A	20|1|70|34||||||7.19|92.81||	TBD	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	|	2252	Orig A	20|2|70|34|NYLON 66|||||3.9|96.1|||	TBD	20	70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		19130	Orig A	2/30/10 Stretch Natural Nylon	N3090562		30	10	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		19395	Orig A	|70|34|Z TWIST|NYLON 6.6|SEMI	N3034991		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
				DULL|STRETCH|ROUND|TS|NATURAL Universal
		19592	Orig A	2|70|34|2 PLY|NYLON CO-POLYMER|SEMI	N3051412		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
				DULL|STRETCH|ROUNDS|TS| Solution Dye black
		19594	Orig A	2|70|34|2 PLY|NYLON 6.6 |SEMI DULL||	N3033412		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
				|TS| Universal FF OIL
		19595	Orig A	2/70/68 FD Whites Only	N3010342		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	10|1|80|92||||| |4.06| 95.94 Unbranded	TBD	10	80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2155530			Orig A	10|2|40|34||||| |3.99|96.01 (UNF Fiber)	C3ES172M	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2155531			Orig A	10|2|40|34||||| |3.99|96.01 (UNF Fiber)	C3ES172M	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-2 — Purchase Price

					Current										Clarksville		Camuy		La Libertad		Mt. Airy
Hosiery	Intimates	Sock	Orig A		Unifi	Core	Text	Text		Core	Cover	Core	Cover	Product		Total		Total		Total		Total
SAP #	SAP #	SAP #	Item	Description	Item #	Danier	Den	Fll	TPI	Supplier	Supplier	%	%	Price	Freight	Price	Freight	Price	Freight	Price	Freight	Price
			Orig A	20|1|15|7||||| |32.90|67.10| UNF	C3MS312J C3MS321J	20	15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 20/7 TX S	TBD		20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 20/7 TX Z	TBD		20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 30/34 TX S & Z	N3037890/1		30	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 40/13 TX S	TBD		40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 40/13 TX Z	TBD		40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 40/13 TX 2	TBD		40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 40/34 TX S	TBD		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 40/34 TX Z	TBD		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 40/34 TX 2 Ply	TBD		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 60/68 TX S	TBD		60	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 60/68 TX Z	TBD		60	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 60/68 TX 2	TBD		60	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 70/34 TX S	TBD		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 70/34 TX Z	TBD		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 70/34 TX AE 2	TBD		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 70/68 TX S	TBD		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 70/68 TX Z	TBD		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 70/68 AE 2 Full Dull	TBD		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 80/92 TX S	TBD		80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 80/92 TX Z	TBD		80	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	UNF N 15/7	TBD		15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	1/40/34 Callonic Pastelle	TBD		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	2|70|66|2 PLY|NYLON 6.6|SEM| DULL|STRETCH|ROUND|TS| UNF	TBD		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	1|40|34|S TWIST|NYLON 6.6|DEEP DYE SEMI DULL STRETCH|ROUND|TS|	N3038100		40	34	*	*	*	*	*	*	*	*	*	*	*		*	*
			Orig A	1|40|34|S TWIST|NYLON 6.6|DEEP DYE SEMI DULL STRETCH|ROUND|TS|	N3038101		40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	2/68/68 Textured Nylon UNF fiber	TBD		68	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/68/68 Textured Nylon UNF fiber	TBD		68	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Black Nylon	N3051420, N3054820		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Purple Nylon	N3053910		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Cobalt Nylon	N3053900		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Yellow Nylon	N3054150		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Tomato Nylon	N3054460		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Kelly Green Nylon	N3054470		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Melon Nylon	N3054480		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Blue Nylon	N3054500		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Aqua Nylon	N3054740		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Brown Nylon	N3054690		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2176982			Orig A	1/70/34 Dark Pink Nylon	TBD		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2178982			Orig A	1/70/34 Pink Nylon	N3054510		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN003RXN C0000000		Orig A	70|2|40|34||||| |19.67|80.33|	C3ES184M	70	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN003RSN C0000000		Orig A	70|2|40|34||||| |19.67|80.33|	C3ES184M	70	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	2/70/34 Black Twisted	T1C8721		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	2/70/34 Khaki Twisted	T1C8731		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	2/70/34 Pearl Twisted	T1C8741		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	10 SC 1/40/34 Pastelle	XCL9666M	10	40	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	1/50/92			50	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-2 — Purchase Price

					Current										Clarksville		Camuy		La Libertad		Mt. Airy
Hosiery	Intimates	Sock	Orig A		Unifi	Core	Text	Text		Core	Cover	Core	Cover	Product		Total		Total		Total		Total
SAP #	SAP #	SAP #	Item	Description	Item #	Danier	Den	Fll	TPI	Supplier	Supplier	%	%	Price	Freight	Price	Freight	Price	Freight	Price	Freight	Price
			New	2/50/92			50	92	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2167110			New	30|1|15|7|NYLON 66| ||| |35.98|64.02	C3MS182M	30	15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2167111			New	30|1|15|7|NYLON 66| ||| |35.98|64.02	C3MS182M	30	15	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2150087			New	20 SC 1/40/13	C3E2194M	20	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2150088			New	20 SC 1/40/13	C3E2194M	20	40	13	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN008QXN C0000000		New	20 AC 1/20/7	C3MS322J	20	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN008RXN C0000000		New	20 AC 1/20/7	C3MS322J	20	20	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2177767			New	20 SC 10/7 Fusible	C3NS158M	20	10	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2177768			New	20 SC 10/7 Fusible	C3NS158M	20	10	7	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	70 SC 1/23/28	XCL9698	70	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	70 SC 1/23/28	XCL9698	70	23	28	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN009PXN C0000000		New	10 SC 1/40/34	XCE9587M	10	40	24	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN009QXN C0000000		New	10 SC 1/40/34	XCE9587M	10	40	34	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-3 — Purchase Price

					Current
					Unifi										Clarksville		Camuy		La Libertad		Mt. Airy
Hosiery		Sock	Orig A		Base	Core	Text	Text	Core	Cover			Polymer	Product		Total		Total		Total		Total
SAP #	Intimate SAP #	SAP #	Item	Description	Item #	Denier	Den	Flt	Supplier	Supplier	Core %	Cover %	Price	Price	Freight	Price	Freight	Price	Freight	Price	Freight	Price
		2277	Orig A	10 1/150/68 OB	C3E9364K/ C3E9689K	10	150	68	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”
		2262	Orig A	20 1/150/68 OB Unbranded Invista	C3E9664K	20	150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		2262	Orig A	20 1/150/68 OB Doristan/Asahi	TBD	20	150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		2264	Orig A	20 1/150/34 black Sorbtek	C3E9755K	20	150	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		2292/ 2295	Orig A	20 1/150/68 OB Sorbtek	C3E9703K	20	150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		2294	Orig A	20 1/150/68 AMY Sorbtek	C3E9668K	20	150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		2296	Orig A	20 1/150/68 Black AMY Sorbtek	C3E9666K	20	150	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		20263	Orig A	20 1/150/68 AMY	TBD	20	150	66	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		2285	Orig A	20 1/150/68 Blk AMY	TBD	20	150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		2291	Orig A	20 1/150/34 Blk Poly	TBD	20	150	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21070	Orig A	1|70|34|56T|NATURAL,STRETCH,NON TS|POLYESTER	P555783A/ P55904A		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21086/ 21078	Orig A	1/150/68 OB SORBTEK	P42011C		150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21077	Orig A	1/150/34 Sorbtek BLACK Poly	P53855A		150	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21090	Orig A	1/150/34 solution dyed black poly	P53842A		150	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN009MXNC0000000	21059	Orig A	1/70/36 Blk Poly	P55036A		70	36	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21073	Orig A	1/150/68 OB (Domestic)	P55929A		150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21073	Orig A	1/150/68 OB (El Salvador)	P55929A		150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
2000062			Orig A	70/34 optical white	D041901U		70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN008EXNC0000000		Orig A	|70/58Z TWIST|CATIONIC POLYESTER|SEMI DULL|STRETCH|ROUND|TS| | — S twist	P55567A, P56218A		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN008FXNC0000000			|70/58Z TWIST|CATIONIC POLYESTER|SEMI DULL|STRETCH|ROUND|TS| | — Z twist	P55572A, P56209A		70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN008GXNC0000000			2|70|68|92T|NAT|STR|TS POLY	P55913A		70	66	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			Orig A	1|58|68|92 WD CATIONIC|POLYESTER|MTO|NATURAL| SEMI DULL|NON TS POLYESTER| 42X 30|	B10617X		58	66	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	1/70/34 Grey Poly — Logo — Intimates			70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	1/70/34 Blue Poly — Logo — Intimates			70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	1/70/34 Orange Poly — Logo — Intimates			70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	1/70/34 Green Poly — Logo — Intimates			70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
			New	1/70/34 Red Poly — Logo — Intimates			70	34	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	YN009NXNC0000000		New	1/68/68 Nylon & 1/70/68 Poly Combination yarn		70	70	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Flame Red Poly — Socks Log			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-3 — Purchase Price

					Current
					Unifi										Clarksville		Camuy		La Libertad		Mt. Airy
Hosiery		Sock	Orig A		Base	Core	Text	Text	Core	Cover	Core		Polymer	Product		Total		Total		Total		Total
SAP #	Intimate SAP #	SAP #	Item	Description	Item #	Denier	Den	Flt	Supplier	Supplier	%	Cover %	Price	Price	Freight	Price	Freight	Price	Freight	Price	Freight	Price
		21079	New	2/150/68 Flame Red Poly — Socks Log			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Black — Poly — Socks Logo (Not commodity)			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Black — Poly — Socks Logo (Not commodity)			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Pale Grey — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Pale Grey — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Misty Grey — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Misty Grey — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Powder Pink — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Powder Pink — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Infant Blue — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Infant Blue — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Begonia Pink — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Begonia Pink — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Lime Sherbert — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Lime Sherbert — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Quicksilver — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Quicksilver — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Merrimack — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Merrimack — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Diablo Rust — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Diablo Rust — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Pink 14 - Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Pink 14 - Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Tickled Pink — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Tickled Pink — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Sprout — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Sprout — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Seaship Blue — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Appendix A-3 — Purchase Price

					Current
					Unifi										Clarksville		Camuy		La Libertad		Mt. Airy
Hosiery		Sock	Orig A		Base	Core	Text	Text	Core	Cover			Polymer	Product		Total		Total		Total		Total
SAP #	Intimate SAP #	SAP #	Item	Description	Item #	Denier	Den	Flt	Supplier	Supplier	Core %	Cover %	Price	Price	Freight	Price	Freight	Price	Freight	Price	Freight	Price
		21079	New	2/150/68 Seaship Blue — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Off White — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Off White — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Lt Blue — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Lt Blue — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Royal — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Royal — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 True Green — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 True Green — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Deep Navy — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Deep Navy — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Lavendar — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Lavendar — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Orange 4 — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Orange 4 — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Graphic Blue — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Graphic Blue — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Lt Lavendar — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Lt Lavendar — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Melon — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Melon — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Wiz Royal — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Wiz Royal — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Red 8 — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Red 8 — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21082	New	3/150/68 Maroon — Poly — Socks Logo			150	68	*	*	*	*	*	*	*	*	*	*	*	*	*	*
		21079	New	2/150/68 Maroon — Poly — Socks Logo			150	68	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”	“[*]”

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

EXHIBIT A-4
Price Adjustment Methodology
1.	Current prices are set forth on Exhibit A-1.

Adjustments to pricing shall occur as follows: In “[Confidential]*” as shown on Exhibit A-1; and In “[Confidential]*” price.

Since Buyer designates the suppliers of Supplier’s raw materials for products shown on Appendix A-1 through A-3 as well as Spandex and Nylon:

If prices change, Buyer must notify Supplier as soon as possible. Supplier will then recalculate pricing on Exhibits A-1 through A-3, according to the Price Adjustment Methodology provided in Exhibit A-4.

Buyer is entitled to any “[Confidential]*” it may “[Confidential]*” for itself with “[Confidential]*”. Supplier shall provide monthly reports for such calculations.

If raw material designations change from those specified on Exhibit A-1, A-2 and/or A-3 and raw material prices change, Supplier will pass through those changes to Buyer.

2.	Textured Poly Yarns or Yarns containing polyester
a.	Price Adjustment Data for textured polyester products and other items containing polyester —
     The “[Confidential]*” will be used in determining polymer cost, using the following formula: 86% PTA (purified terathalic acid) and 34% MEG (mono ethylene glycol), the base ingredients of polyester polymer.
•	The MEG price shall be the lowest “[Confidential]*” contract price for the given month.

•	The PTA Price shall be the “[Confidential]*“price for such month.
Based upon “[Confidential]*” figures, the base calculated polymer cost is:

The lowest MEG cost was equal to “[Confidential]*” per pound and the PTA cost was “[Confidential]*” per pound, yielding a polymer cost of “[Confidential]*” per pound.
b.	Initial contract prices will be “[Confidential]*”, unless the calculated “[Confidential]*” average of polymer between “[Confidential]*” and

*
Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

“[Confidential]*” varies more than or less than “[Confidential]*” from the base of “[Confidential]*” per pound. If this occurs then the selling price will be adjusted based upon the delta between the base polymer price and the “[Confidential]*” calculate price and the adjusted price will be implemented on the first day of the “[Confidential]*”.

c.	Prices for “[Confidential]*” will be calculated in the “[Confidential]*”.
i.
An average polymer cost will be calculated, using raw material data from “[Confidential]*”. The delta between this average polymer cost and the “[Confidential]*” will be added or subtracted to the base selling prices for the polyester products on a pro rata basis.

ii.
These prices will “[Confidential]*”, unless the average calculated polymer cost for months of “[Confidential]*”, is greater than or less than “[Confidential]*” of the current calculated polymer cost. If this occurs then the selling price will be adjusted on the “[Confidential]*” for the following “[Confidential]*”.

d.
Beginning “[Confidential]*” and each subsequent “[Confidential]*”, as well as for the period beginning “[Confidential]*” and each subsequent “[Confidential]*”, prices will be calculated in the month prior to “[Confidential]*”, based upon the following:

i.
These prices will “[Confidential]*”, unless the average calculated polymer cost for months of December through “[Confidential]*” through “[Confidential]*”, as applicable, is greater than or less than “[Confidential]*” of the current calculated polymer cost. If this occurs then the selling price will be adjusted on the first day of “[Confidential]*” or on the first day of “[Confidential]*”, as applicable, for the following “[Confidential]*”.

ii.
If the calculated polymer cost remains within the boundaries of +/- “[Confidential]*” of the current polymer cost, the selling price will be adjusted on “[Confidential]*” based upon: x) the delta between “[Confidential]*” average of calculated polymer cost for the period “[Confidential]*” or the period *[Confidential]*”, as applicable; and y) the current polymer cost.

iii.
If the calculated polymer cost remains within the boundaries of +/- “[Confidential]*” of the current polymer cost for period “[Confidential]*” or the period “[Confidential]*”, then the selling price will not change on “[Confidential]*”.

*
Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

iv.	If the calculated polymer cost has been adjusted, then the selling price will be adjusted accordingly for the subsequent period.
3.	Textured Nylon Yarns or Yarns containing Nylon— Pass through providing support from Suppliers
•	For items using “[Confidential]*”, any adjustments will be passed through to Buyer

•
For items not containing “[Confidential]*”, Supplier will be the benchmark on nylon fiber market price and will provide pass through based on market price. Buyer may accept, provide an alternate sourcing strategy or provide data for Supplier to negotiate pricing.

4.	Spandex —
•	For Yarns with spandex, designated by Buyer, Supplier will pass through any price adjustments to Buyer.

•
For Yarns with spandex, not specified by Buyer, “[Confidential]*” price adjustments will be the benchmark for other spandex adjustments. (If “[Confidential]*” doesn’t change, no other supplier should change within reason).

5.	Freight
a.	Freight price will be added to quoted price on Appendix A-1, A-2 and A-3 based upon current freight quotes

b.	El Salvador — Socks
i.	“[Confidential]*” — 40HC — “[Confidential]*” La Libertad

ii.	“[Confidential]*” — 45HC — “[Confidential]*” La Libertad

iii.	40HC — Polyester

iv.	45HC — Covered products / nylon products
c.	Mt. Airy — “[Confidential]*” / Load, delivered

d.	Woolwine — “[Confidential]*” / Load, delivered

e.	Clarksville — “[Confidential]*”/ 48 foot trailer, delivered

f.	Puerto Rico — DDP
i.	45HC — “[Confidential]*”

ii.	40HC — “[Confidential]*”

iii.	Delivered to Camuy

iv.	“[Confidential]*” Day Ocean Freight transit time, estimate

*
Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

g.	Winston Salem — Weeks Plant — Samples — “[Confidential]*”

h.	Bonaventure — delivered to Weeks Plant in Winston Salem — “[Confidential]*” / shipment

i.	All freight is based on Full Loads

j.	Samples
i.	For plant — Will add freight price to product price
k.	LTL shipments — Price will be adjusted based on supplied quote

l.	Air freight
1.	New orders to meet Buyer’s deadlines or increase in demand— responsibility—Buyer
m.	Freight prices will adjust based on supplied quotes. Passed through either way, if adjusted price = “[Confidential]*”

*
Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

EXHIBIT B
Designated Representatives
Hanesbrands, Inc.
Gerald Evans
President, International Business and Global Supply Chain
1000 East Hanes Mill Road
Winston-Salem, North Carolina 27105
Telephone: (336) 519-4780
Telecopy: (336) 519-0769
Electronic Mail: gerald.evans@hanesbrands.com
Unifi Manufacturing, Inc.
Roger Berrier
Executive Vice President — Sales, Marketing
and Asian Operations
7201 West Friendly Avenue
Greensboro, NC 27410
Telephone: (336) 316-5672
Telecopy: (336) 316-5527
Electronic Mail: rberrier@unifi.com

EXHIBIT C
SUPPLIER MANAGED INVENTORY (“SMI”) AGREEMENT
Supplier Managed Inventory Agreement
This Supplier Managed Inventory Agreement (this “Agreement”) is made and entered into as of the 6th day of November, 2009 (the “Effective Date”), by and between Hanesbrands Inc., a Maryland corporation with a principal place of business located at 1000 E. Hanes Mill Rd., Winston-Salem, N.C. (“HBI”), and Unifi Manufacturing, Inc., a North Carolina corporation with a principal place of business located at 7201 West Friendly Avenue, Greensboro, North Carolina 27410 (“Supplier” or “UMI”).
RECITALS
A. HBI and Supplier have negotiated mutually beneficial arrangements for Supplier to manufacture for HBI, and for HBI to procure from Supplier, certain of HBI’s requirements for the yarns used by HBI and certain of its affiliates(which may include certain business operations or entities controlled or owned via the shareholdings of Buyer such as its subsidiaries, branches, joint ventures, holding companies and similarly situated operating units), in such quantities as set out in that certain Yarn Purchase Agreement, dated as of November 6, 2009 (the “Supply Agreement”).
B. HBI and certain of its affiliates, (which may include certain business operations or entities controlled or owned via the shareholdings of Buyer such as its subsidiaries, branches, joint ventures, holding companies and similarly situated operating units), use the Yarns in the manufacture of apparel products and historically have purchased certain of such Yarns from Supplier.
C. The Supplier Managed Inventory (“SMI”) program is an initiative that HBI is implementing that will allow UMI as an HBI supplier to partner with HBI such that UMI will manage some components of HBI’s raw material supply chain inventory.
NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Supplier hereby acknowledges and will use commercially reasonable efforts to comply with the following as the primary objectives of the SMI program: (a) The provision by Supplier of one hundred percent (100%) service levels to HBI and its businesses in connection with the manufacture and delivery of the yarns or products subject to the Supply Agreement (the “Products”); (b) The provision of the Products to any designated HBI manufacturing facility (each, a “Facility”) by Supplier only as required to meet production demands, resulting in minimal on-site storage by HBI; and (c) the optimization of Supplier planning and production functions to meet Facility consumption rates and maximize its production runs.

2. The SMI program will include only the Products that are agreed upon between the parties to be Replenishment Items. “Replenishment Items” are those Products that are used on a routine basis throughout HBI’s normal course of fabric and garment production. Supplier will keep Replenishment Items on hand within Supplier’s SMI Inventory or Warehouse location (the “SMI Warehouse(s)”), for a maximum of “[Confidential]*” from the date Supplier completes the packaging of such inventory (the “Pack date”), except for items agreed upon by the parties, that Supplier will hold for a maximum of “[Confidential]*” from the Pack date, in order to facilitate deliveries to the designated Facilities as agreed upon by Supplier and Buyer and in compliance with the freight terms of the Supply Agreement. The “[Confidential]*” and “[Confidential]*” maximums are hereafter referred to as the “maximum inventory Pack date”.
3. The SMI program may also, but will not ordinarily, include Commitment Items. “Commitment Items” are Products used by HBI outside of the normal course of operation, typically: (a) in small volumes for short periods of times; (b) for one-time promotional programs; or (c) on an infrequent basis. Items used on a seasonal basis may also be deemed Commitment Items, as determined by HBI in its sole discretion, and thereby excluded from the Supplier SMI program requirements. In the event that HBI and Supplier determine to include any one or more Commitment Items in the Supplier SMI program, HBI and Supplier will agree upon the volume of Commitment Items to be provided by Supplier. Notwithstanding the foregoing, Supplier will keep Commitment Items on-hand for a maximum of “[Confidential]*” from the Pack date, except for items agreed upon by the parties, that Supplier will hold for a maximum of “[Confidential]*” from the Pack date, and will deliver such Commitment Items to the designated Facility, as requested by HBI pursuant to the same process observed with respect to Replenishment Items.
4. The Target Inventory Level (“TIL”) is the inventory level, in pounds, of Replenishment Items that Supplier will maintain during the term of the Supply Agreement. The TIL will take into account several variables including, but not limited to: (a) Supplier’s average lead time to produce and deliver Replenishment Items to the designated Facility; (b) HBI’s average consumption rate for such Replenishment Items at the applicable Facility; and (c) the Safety Stock Level. The “Safety Stock Level” is the inventory cushion or amount of inventory that Supplier will use its commercially reasonable efforts to maintain to serve as inventory reserves for use in the event that a designated Facility consumes Replenishment Items at a rate greater than such Facility’s average monthly consumption rate, before the Supplier is required to produce more of such Replenishment Item. The Safety Stock Level and TIL shall be set, periodically reviewed and adjusted by mutual agreement between HBI and Supplier.
5. When the inventory of a Replenishment Item drops below the TIL, Supplier shall schedule more production of such Replenishment Item to be completed in a time frame that is customary for the applicable Replenishment Item (the “Replenishment Period”).

*
Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

The amount of production scheduled by Supplier is within the sole discretion of Supplier, provided that such production amount should be sufficient to bring the Replenishment Item to an inventory level equal to the agreed upon TIL within the Replenishment Period. Supplier shall use its commercially reasonable efforts to ensure that the inventory level of the Replenishment Items within its SMI Warehouse shall not routinely drop below the Safety Stock Level. Supplier understands the importance of the Objectives and will use its commercially reasonable efforts to meet the Objectives.
6. HBI shall designate a team of its personnel (the “Material Planning Group”) to work with Supplier and agree mutually with Supplier upon a TIL for each of the Replenishment Items. The guidance of the Material Planning Group shall be provided on a short-term basis, not to exceed twelve (12) months from the date of this Agreement (the “MPG Introductory Period”), during which period Supplier should work to develop historical data and a working knowledge of how each Replenishment Item is used within the HBI manufacturing process so that Supplier can determine and project its own TIL, which will be agreed upon, mutually.
7. Following expiration of the MPG Introductory Period, the Supplier will be responsible for making TIL projections. Each TIL will be agreed upon by HBI and Supplier.
8. Supplier will attend, in person or by conference call, weekly meetings at specified times, as agreed upon by HBI and Supplier (the “Weekly Meetings”). The Weekly Meetings will be directed by the regional Vendor Account Manager (“VAM”) assigned to Supplier’s account and will be attended by those members of the Material Planning Group who are local to the area and are assigned to the applicable Replenishment Item. The objective of the Weekly Meetings will be to provide Supplier with available information to guide the amount of each Replenishment Item TIL maintained by Supplier for consumption by HBI, including: (a) production schedules; (b) changes in demand; (c) the occurrence of any promotional activity; (d) any “end of life” or obsolescence event for any Replenishment Item; and (e) historical consumption data by vendor SKU.
9. HBI will ensure that each Facility that is serviced by Supplier’s SMI Warehouse, provides prompt and timely orders and information to Supplier in order to schedule routine deliveries of needed Replenishment Items. The frequency of these deliveries shall be agreed upon, mutually.
10. Each designated Facility shall issue purchase orders to Supplier in order to direct the release of the Replenishment Items.
11. Supplier will provide HBI with a weekly report, in a mutually agreeable format, indicating inventory levels maintained by Supplier within the SMI Warehouse (the “Weekly Inventory Report”). Supplier will provide the Weekly Inventory Report to the VAM during the Weekly Meetings. At a minimum, the Weekly Inventory Report will include: (a) the actual amount of inventory of each of the Replenishment and Commitment Items; (b) a brief description of the Replenishment and Commitment Items; (c) the agreed TIL requirement for all Product inventory; (d) the Safety Stock Level for all Product inventory; (e) a listing of all work in process (“WIPs”) related to Replenishment and Commitment Items; and (f) total finished goods inventory for each Replenished Item, or Commitment Item, as the case may be, that is included in the Supplier SMI program.
12. Supplier will be notified in the Weekly Meetings of an “end of life” event for any Replenishment Item. The Weekly Inventory Report will be reviewed to determine the amount of WIP and finished goods inventory for Replenishment and Commitment Items existing as of the date of such Weekly Inventory Report. HBI and Supplier shall work collaboratively to ensure consumption of Supplier’s inventory of Replenishment and Commitment Items within a determined Product “end of life” time frame, not to exceed “[Confidential]*” from the Pack Date, except for items that the parties have or may agree that Supplier will hold for a maximum of “[Confidential]*” from the Pack date. If the entirety of such Replenishment Item inventory is not consumed within the agreed upon Product “end of life” time frame, HBI may make other reasonable arrangements to utilize Supplier’s remaining inventory of the Replenishment or Commitment Items. This remaining inventory will be equal to the TIL less the amount of the Replenishment or Commitment Items consumed following notification of an “end of life” event, provided however with regard to specific products and quantities as determined and agreed upon by the parties, Buyer shall purchase all inventory pertaining to such product in the supply chain “[Confidential]*”.
13. In the event of obsolescence or other “end of life” event of a Replenishment Item, HBI shall purchase the remaining inventory only when there are no alternative reasonable and acceptable disposal methods available, including resale or recycling. The last approved TIL prior to notification of an obsolescence or other “end of life” event represents the maximum amount of such Replenishment or Commitment Item that HBI will purchase from Supplier, provided however with regard to specific products and quantities as determined and agreed upon by the parties, Buyer shall purchase all inventory pertaining to such products in the supply chain (raw in reasonable amounts, WIP, finished and any other designation). Notwithstanding the foregoing, HBI commits to purchase all inventories that are not consumed from the SMI Warehouse location within “[Confidential]*” from the Pack Date, except for items that the parties have or may agree that Supplier will hold for a maximum of “[Confidential]*” from the Pack date. All Obsolete Inventory shall be tracked and Supplier shall provide Buyer with a monthly report of aged inventory for each product that attains an SMI Warehouse age of at least “[Confidential]*”.
14. For all items that have reached the maximum inventory Pack date, Supplier shall invoice HBI and HBI will provide a Purchase Order and shipment location for Supplier to ship such product.
15. The Term of this Supplier Managed Inventory Agreement shall coincide with the Term of the Supply Agreement, provided however such termination shall not affect

*
Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Buyer’s obligations to consume or purchase Supplier’s products as hereinbefore set forth (end of life, obsolescence, Commitment Items, TIL or otherwise).
16. The following schedule sets forth for certain products to be supplied by Supplier to Buyer, Pack Date Exceptions, Supply Chain Liability and Agreed TILS, as those matters are addressed in this Agreement.

			Pack Date		UMI	HBI
			Exceptions		Proposed	Proposed	Agreed
Code	SAP #	Description	“[*]”	“[*]”	TIL	TIL	TIL
YN002IXNC0000000	2000008	N 20/7 TX S			“[*]”	“[*]”	“[*]”
	2000009	N 20/7 TX Z			*	*	*
YN004IXNC0000000	2000013	N 40/13 TX S			*	*	*
YN004JXNC0000000	2000014	N 40/13 TX Z			*	*	*
	2000019	N 70/34 TX S			*	*	*
	2000020	N 70/34 TX Z			*	*	*
YN004CXNC0000000	2000033	N 40/34 TX S			*	*	*
YN004DXNC0000000	2000034	N 40/34 TX Z			*	*	*
YN002VXNC0000000	2000037	N 68/68 TX S			*	*	*
YN002WXNC0000000	2000038	N 68/68 TX Z			*	*	*
	2000039	N 40/46 TX S			*	*	*
	2000040	N 40/46 TX Z			*	*	*
	2000062	FF 70/34 TX			*	*	*
	2000067	SC SP 10-N 23/28 TX S 33	X		*	*	*
	2000068	SC SP 10-N 23/28 TX Z 33	X		*	*	*
	2000085	SC SP 10-N 40/34 TX S			*	*	*
	2000086	SC SP 10-N 40/34 TX Z			*	*	*
	2000087	SC SP 70-N 40/13 TX S 10			*	*	*
	2000088	SC SP 70-N 40/13 TX Z 10			*	*	*
	2000093	SC SP 70-N 70/34 TX S 20			*	*	*
	2000094	SC SP 70-N 70/34 TX Z 20			*	*	*
	2000109	SC SP 20-N 70/34 TX S 15			*	*	*
	2000110	SC SP 20-N 70/34 TX Z 15			*	*	*
YN002LXNC0000000	2000114	SC SP 20-N 40/34 TX S 16			*	*	*
YN002MXNC0000000	2000115	SC SP 20-N 40/34 TX Z 16			*	*	*
	2000116	AC SP 20-N 70/34 TX S			*	*	*
	2000117	AC SP 20-N 70/34 TX Z			*	*	*
YN005UXNC0000000	2000151	SC SP 70-N 20/7 TX S 34			*	*	*
YN005VXNC0000000	2000152	SC SP 70-N 20/7 TX Z 34			*	*	*
	2000171	SC SP 15-N 14/10 TX S 44		X	*	*	*
	2000172	SC SP 15-N 14/10 TX Z 44		X	*	*	*
	2000178	SC SP 70-N 20/7 TX S 21			*	*	*
	2000179	SC SP 70-N 20/7 TX Z 21			*	*	*
YN004AXNC0000000	2000196	SC SP 140-N 40/34 TX S 20			*	*	*
YN004BXNC0000000	2000197	SC SP 140-N 40/34 TX Z 20			*	*	*
	2000204	SC SP 20-N 10/7 R S 44			*	*	*
	2000205	SC SP 20-N 10/7 R Z 44			*	*	*
	2000211	BY 70 DK-/			*	*	*
	2000235	Polypropylene Marker Yarn		X	*	*	*
	2000258	N 70/34 TX AE 2			*	*	*
	2000296	SC SP 20-N 11/5 TX S 38	X		*	*	*
	2000297	SC SP 20-N 11/5 TX Z 38	X		*	*	*
	2000300	SC SP 10-N 7/5 R S 44	X	X	*	*	*
	2000301	SC SP 10-N 7/5 R Z 44	X	X	*	*	*
YN001SXNC0000000	2100000	SC SP 40-N 20/7 TX S 38			*	*	*
YN001TXNC0000000	2100001	SC SP 40-N 20/7 TX Z 38			*	*	*
YN0064XNC0000000	2101635	N 40/34 TX 2			*	*	*
	2107413	NI 11/5 TX SD S	X		*	*	*
	2107414	NI 11/5 TX SD Z	X		*	*	*
YN003MXNC0000000	2116274	SC SP 70-N 40/34 TX S 29			*	*	*
YN003NXNC0000000	2116275	SC SP 70-N 40/34 TX Z 29			*	*	*
	2121154	DC SP 20-N 5/4 R	X	X	*	*	*
	2123162	DC SP 20-N 7/5 R	X	X	*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

			Pack Date		UMI	HBI
			Exceptions		Proposed	Proposed	Agreed
Code	SAP #	Description	“[*]”	“[*]”	TIL	TIL	TIL
	2129687	SC SP 20-N 7/5 R S 62	X	X	*	*	*
	2129688	SC SP 20-N 7/5 Z 62	X	X	*	*	*
YN004GXNC0000000	2129689	SC SP 20-N 15/7 TX S 36			*	*	*
YN004HXNC0000000	2129690	SC SP 20-N 15/7 TX Z 36			*	*	*
	2151953	DC SP 40-N 10/7 R 34	X		*	*	*
	2154303	SC SP 140-N 40/13 TX S 20			*	*	*
	2154304	SC SP 140-N 140/13 TX Z 20			*	*	*
	2159244	SC MO 15-N 7/5 R S 55		X	*	*	*
	2159245	SC MO 15-N 7/5 R Z 55		X	*	*	*
	2162861	SC SP 18-N 30/34 TX S 24		X	*	*	*
	2162862	SC SP 18-N 30/34 TX Z 24		X	*	*	*
	2163747	SC SP 15-N 30/34 TX S 24			*	*	*
	2163748	SC SP 15-N 30/34 TX Z 24			*	*	*
	2164217	SC SP 40-N 23/28 TX S 38			*	*	*
	2164218	SC SP 40-N 23/28 TX Z 38			*	*	*
	2165509	N 100/34 TX 2	X		*	*	*
	2165529	N 40/34 TX CW 2		X	*	*	*
	2165530	SC SP 10-N 40/34 TX SD 2 S			*	*	*
	2165531	SC SP 10-N 40/34 TX SD 2 Z			*	*	*
	2165532	SC SP 10-CW 40/34 TX 2 S		X	*	*	*
	2165537	SC SP 10-CW 40/34 TX 2 Z		X	*	*	*
	2167743	SC SP 70-N 40/34 TX S 10			*	*	*
	2167744	SC SP 70-N 40/34 TX Z 10			*	*	*
	2172970	N 50/40 TX 2			*	*	*
YN003FXNC0000000	2174180	AC DU 20-N 40/34 TX S			*	*	*
YN003GXNC0000000	2174181	AC DU 20-N 40/34 TX Z			*	*	*
	2174182	AC SP 70-N 40/34 TX S			*	*	*
	2174183	AC SP 70-N 40/34 TX Z			*	*	*
	2176467	AC SP 15-N 14/10 TX S		X	*	*	*
	2176469	AC SP 15-N 14/10 TX Z		X	*	*	*
YN009CXNC0000000	2176963	SC SP 70-N 26/20 R S 35		X	*	*	*
YN009DXNC0000000	2176964	SC SP 70-N 26/20 R Z 35		X	*	*	*
	2177767	SC SP 20-N 10/7 R S 36		X	*	*	*
	2177768	SC SP 20-N 10/7 R Z 36		X	*	*	*
	2177887	SC SP 20-N 50/92 TX S 16		X	*	*	*
	2177888	SC SP 20-N 50/92 TX Z 16		X	*	*	*
	2178982	N N 70/34 TX DY S			*	*	*
	YN002ZXNC0000000	SC 40/40/34 “S” YARN XNC 00000 00			*	*	*
	YN003AZXNC0000000	SC 40/40/34 “Z” YARN XNC 00000 00			*	*	*
	YN003RZXNC0000000	70 SC 2x40/34 “S” TWI XNC 00000 00	X		*	*	*
	YN3SZXNC000000000	70 SC 2x40/34 “Z” TWI XNC 00000 00	X		*	*	*
	YN003VZXNC0000000	210 SC 40/13 “Z” TWIS XNC 00000 00	X		*	*	*
	YN006TBBE0000000	BCKR 1/70/36 POLYPROPY BBE 00000 00		X	*	*	*
	YN0075ZXNC0000000	2 X 68/68 HNF nylon XNC 00000 00			*	*	*
	YN007EZXNC0000000	2 X 40/34 PASTELLE/CA XNC 00000 00		X	*	*	*
	YN007FZXNC0000000	Becker 1/7/34 Old Gra XNC 00000 00		X	*	*	*
	YN007MZXNC0000000	BECKER 1/70/34 BLACK P XNC 00000 00			*	*	*

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

			Pack Date		UMI	HBI
			Exceptions		Proposed	Proposed	Agreed
Code	SAP #	Description	“[*]”	“[*]”	TIL	TIL	TIL
	YN007QZXNC0000000	UNIFI 1/70/46 NYLON NO XNC 00000 00			*	*	*
	YN007RZXNC0000000	UNIFI 1/70/46 NYLON NO XNC 00000 00			*	*	*
	YN007SZXNC0000000	UNIFI 2/70/46 NYLON NO XNC 00000 00			*	*	*
	YN007VZXNC0000000	UNIFI 20 AC 15/7 “S” XNC 00000 00			*	*	*
	YN007WZXNC0000000	UNIFI 20 AC 15/7 “Z” XNC 00000 00			*	*	*
	YN008EZXNC0000000	1/70/68 Cat Poly S Str XNC 00000 00			*	*	*
	YN008FZXNC0000000	1/70/68 Cat Poly Z Str XNC 00000 00			*	*	*
	YN008LZXNC0000000	70/34 S twist Recycle XNC 00000 00	X		*	*	*
	YN008MZXNC0000000	70/34 Z twist Recycle XNC 00000 00	X		*	*	*
	YN008SZXNC0000000	30 SC 11/5 S-TWIST UNIX NC 00000 00			*	*	*
	YN008TZXNC0000000	30 SC 11/5 Z-TWIST UNIX NC 00000 00			*	*	*
	YN008XZXNC0000000	2 X 70/68 ARAFELLE XNC 00000 00		X	“[*]”	“[*]”	“[*]”
Definitions:
Unifi Proposed TIL — amount of Finished Goods inventory to support the Supply Chain and meet estimated minimum production runs as proposed by Unifi
HBI Proposed TIL — amount of Finished goods inventory to support the Supply Chain as calculated by HBI Material Planning Group through HBI TIL calculator.
Agreed TIL — amount UMI will hold as a Finished goods TIL as of the date of this Agreement. Equals “HBI Proposed TIL” less HBI inventory as of “[Confidential]*”.

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives, as of the day and year first written above.

“Supplier” Unifi Manufacturing, Inc.
By:
Roger Berrier, Executive Vice President — Sales, Marketing and Asian Operations
“HBI” HANESBRANDS INC.
By:
Gerald Evans, President, International Business and Global Supply Chain

EXHIBIT D
Supplier Facilities
1.	Yadkinville, North Carolina Polyester and Spinning Plants

2.	Madison, North Carolina Nylon Texturing & Covering Plant

3.	Reidsville, North Carolina Dye House

4.	Finished Goods Warehouse, Ft. Payne, Alabama

5.	Finished Goods Warehouse, Compton, California

6.	Warp Development Company Warp Draw facility, Monroe, North Carolina

7.	Finished Goods Warehouse to be located in “[Confidential]*”

8.	Warehouse/Production Facility to be located in El Salvador

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

EXHIBIT E
Sample Purchase Order
HBI HANESBRANDS INC PURCHASE ORDER INTIMATES DIVISION HANESBRANDS INC PURCHASE ORDER#: EP003435 INNERWEAR ORIGINAL DATE PO SENT: 10/15/2009 1000 EAST HANES MILL RD TRANSMISSION METHOD: FAX WINSTON SALEM NC 27105 RELEASE NUMBER: 0 BUYER: ELIZABETH PACHEC VENDOR: TEL: (787)850-3440 UNIFI INC 176908 BILL TO: ATTN DANA JOYCE HANESBRANDS INC 7201 WEST FRIENDLY A INNERWEAR GREENSBORO NC 27419-910 P.O. BOX 809 ATT: DANA JOYCE RURAL HALL NC27045 TEL: (336)427-1724 FAX: (336)427-1730 TERMS: SHIP TO: FOB PCIN SEAMLESS TEXTILES — CAMUY PLNT TERMS: HIGHWAY 119 KM 4.0 SHIP VIA: CAMUY INDUSTRIAL PARK CAMUY PR00627- SKU DETAILS: SLIASKU: YN0075XNC0000000 VENDOR SKU: 2X60/68STRETCH NY DESCRIPTION 2 X 68/68 HNF Nylon XNC 00000 00 PRICE: MISC CHARGES: 0 LINE SHIP NOT LATER THEN REQUESTED DELIVERY UNITS $ 1 10/15/2009 10/19/2009 TOTALS

EXHIBIT F
Specifications

Denier	> 100 +/- 1.5	< 100 +/- 1
Shrinkage	> 50% +/- 4%	< 25% +/- 2%
Tacs/m	+/- 10
Retention	+/-5%
Oil %	-.25%	+.50%
Density	+/-.02

EXHIBIT 6.3.1
Fabric Claim Policy
•	In making claim settlements, UMI pays only the actual out-of pocket loss incurred for off-quality fabric based on direct cost figures; i.e. yarn, knitting, dyeing and finishing charges. Indirect costs such as freight, overhead, etc. are not allowed in the claims process. UMI reserves the right to be consulted prior to any fabric being sold off as to the salvage value obtainable. The right to have documented proof (invoices) to verify the salvage value obtained is also reserved.

•	UMI reserves the right to examine and sample all claimed fabric fallout. No payment will be made for fabric not made available.

•	UMI will not pay claims on fabric that has not been finished in a reasonable length of time. The question of “reasonable time” is difficult. Fabric that has been knitted and held in inventory in excess of 6 months would certainly be considered to be at the end of a “reasonable time”.

•	UMI will not pay claims on fabrics made with yarns that are out of date or mixed with current yarns. Yarns that are older than 6 months from ship date would be considered out of date. All complaints or claims filed should include the texturing time period of the yarn that was used to process the fabric.

•	Liability for a claim is determined by fabric analysis of representative swatches. Percentage of liability is determined by the actual results of a representative sampling (ex. Texturing, knitting, or dyeing and finishing).

•	UMI does not honor claims for “machine down time” or lost production. These costs are considered part of doing business and will not be allowed for claims processing.

•	Stitch length variations (knit extension in excess of “[Confidential]*” or shadow barre’) are the knitter’s responsibility. Weave extensions are the responsibility of the weaver.

•	Fabrics that level under mock dyeing are the dyer’s responsibility.

•	UMI reserves the right to require a cost breakdown on all claimed styles. This breakdown and appropriate salvage should accompany each claim.

*	Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

EXHIBIT 6.3.2
Yarn Return Policy
It is the intention of UMI to supply our customers with superior quality products as free of defects as possible. Yarn returns are expensive to both parties. It is by this statement of policy that these yarn returns will, hopefully, be made simpler and less costly to you, our valued customer, and to UMI.
•	UMI request that our yarns be given a fair trial before being removed from your processing equipment. Unless an obvious defect is found, we request that the package be allowed three (3) attempts before removal. It has been found that approximately 75% of the yarn returned to UMI contains no UMI related defects. We expect a package that can be cleaned (cleaning to include removal of wound-in-waste, knots, etc.), in a reasonable length of time, to be cleaned and given a second and third change before removal and return to UMI.

•	UMI requests that yarns be returned in a condition “similar” to that in which the original yarns was received. UMI will not issue credit for yarn damaged by the customer (e.g. grease, dirt, water, improper handling, etc.). UMI will not issue credit on any yarn containing ink marks.

•	Unless there is a documented core problem, (i.e., bad paper tube, core winding problem, etc.) UMI will not issue credit for the return of very small packages (i.e., skinners) as the shipping cost of transporting paper is an unnecessary expense.

•	We will not issue credit for packages in a return with no visible defects unless there is a stocking, garment, “reason for removal card,” etc., identifying the yarn problem with the returned package. This does not include returns for customer accommodations, unsuitability of the yarn for the intended end use etc.

•	UMI requests that yarns be returned in a reasonable length of time. We will not issue credit for out-of-date yarn. The question of “reasonable time” is sometimes difficult to resolve, but yarn held in the customer’s inventory in excess of 6 months from our date of shipment would certainly be considered to be at the end of “a reasonable time.” The 6 month age limitation applies to textured yarns and covered yarns.

•	No returns will be accepted without a proper return authorization number. This number must be on all paperwork to insure that the proper credit is issued to your account.

•	An issued return authorization number will be canceled if the return is not received within 30 days from receipt of the number. After 30 days a new number will need to be obtained from UMI.

•	UMI re-weighs all returns and issues credit based on our weights, less customer damaged goods, skinner, no visible defect yarn, out-of-date yarn, etc.

•	In most cases, UMI lot changes are the result of changes in our feeder yarns over which we have no control. We need to work together to balance the twists to minimize the loss of value and returns. Credit will not be issued for leftover yarn as a result of not working to minimize the cost of the changeover.

•	Notification of the non-issuance of return credit along with the reason for the non-issuance will be sent to your Account Manager. Your Account Manager will communicate this information to you. UMI will dispose of this non-credit yarn or return it to the customer (freight collect), whichever the customer desires.

•	Yarn returned for creating a defective garment should have the defective garment tied around the package. This procedure will help us identify packages that are defective for reasons other than runnability problems (i.e., lean ends, missing components, etc.)

•	UMI requests that different lots and twists be kept separate.

•	UMI reserves the right to examine the yarn return prior to issuing the authorization to return the product.

•	All yarn returned for customer accommodation will be credited at the purchase price, less a TBD charge per pound for handling plus shipping charges.

EXHIBIT 10.18
Insurance Requirements
I. Commercial General Liability
(A) Limits:
$5,000,000.00 minimum limits per Occurrence/ $10,000,000.00 general aggregate (can include umbrella liability limits)
$5,000,000.00 Products/Completed Operations Aggregate with such coverage to be maintained for a period of three (3) years following completion date
II. Automobile Liability
(A) Any Auto
(B) Limits:
$2,000,000.00 minimum Combined Single Limit (can include umbrella liability limits)
III. Workers’ Compensation and Employers Liability
(A) Statutory Workers’ Compensation Coverage
(B) All States Endorsement
(C) Employers Liability Limit:
     $1,000,000.00 each accident
IV. Other
(A) Commercial Blanket Bond/Crime/Employee Dishonesty with limits of $2,000,000.00 per occurrence, including an endorsement for “client’s property”
V. General Requirements
(A) Additional Insured Language must be as follows:
“Hanesbrands Inc. and any and all subsidiaries” are named as an additional insured as respect to General Liability and Automobile Liability.
(B) A waiver of subrogation shall be provided to Hanesbrands and any subsidiary as respect to the General Liability.
(C) Policy must be written on an occurrence form.
(D) General Liability shall be endorsed to state coverage is primary over any other available insurance coverages.

(E) 30 Business Days written notice of cancellation, notice of non-renewal or material changes in coverage.
(F) Insurance must be written by an insurance company with a minimum rating of Best’s A-, VIII or its equivalent, satisfactory to Hanesbrands and duly incorporated in the United States of America.
(G) Most current ISO (Insurance Services Office, Inc.) form for all coverages.
(H) Original Certificate of Insurance (ACORD form) to be delivered to Hanesbrands prior to commencement of any work and/or service.
(I) It is the responsibility of Supplier to ensure that Hanesbrands always has a current Certificate of Insurance for all lines of coverage.